UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
Filed by the Registrant  |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss.240.14a-12

                       INKINE PHARMACEUTICAL COMPANY, INC.
           --------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:____________________________________________________________

    (2) Aggregate number of securities to which transaction applies:____________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):______
            ____________________________________________________________________

    (4)    Proposed maximum aggregate value of transaction:_____________________

    (5)    Total fee paid:______________________________________________________

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:____________________________________________

         (2) Form, Schedule or Registration Statement No.:______________________

         (3) Filing Party:______________________________________________________

         (4) Date Filed:________________________________________________________

                       INKINE PHARMACEUTICAL COMPANY, INC.
                            1787 Sentry Parkway West
                             Building 18, Suite 440
                               Blue Bell, PA 19422

                         -------------------------------

                  NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                  June 7, 2004

                         -------------------------------



TO THE SHAREHOLDERS OF
INKINE PHARMACEUTICAL COMPANY, INC.:

         Notice is hereby given that the 2004 annual meeting of shareholders (the "Annual Meeting") of INKINE PHARMACEUTICAL COMPANY, INC. (the "Company" or "InKine") will be held at the Summerfield Suites by Wyndham at 501 East Germantown Pike, East Norriton, PA 19401 on Monday, June 7, 2004, at 10:00 a.m., local time, for the following purposes:

         1.       To elect six directors;
         2. To amend the Certificate of Incorporation of the Company to remove any and all shareholder preemptive rights;
         3. To approve the adoption of the InKine Pharmaceutical Company, Inc. 2004 Equity Compensation Plan;
         4.       To ratify the selection of KPMG LLP as independent auditors of the Company for the year ending December 31, 2004; and
         5.       To transact  such other  business as may properly  come before the Annual Meeting or any adjournments thereof.

         Only shareholders of record as of the close of business on April 21, 2004 will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments thereof. A list of shareholders of the Company as of the close of business on April 21, 2004 will be available for inspection during normal business hours for ten days prior to the Annual Meeting at the Company's executive offices at 1787 Sentry Parkway West, Building 18, Suite 440, Blue Bell, Pennsylvania 19422.

                                    By Order of the Board of Directors,

                                    /s/ Robert F. Apple
                                    -------------------

                                    Robert F. Apple
                                    Secretary

Blue Bell, Pennsylvania
April 28, 2004

                             YOUR VOTE IS IMPORTANT.
             EACH SHAREHOLDER IS URGED TO COMPLETE, SIGN AND RETURN
THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE AS PROMPTLY AS POSSIBLE. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS USE AS SPECIFIED IN
                         THE ENCLOSED PROXY STATEMENT.

                       INKINE PHARMACEUTICAL COMPANY, INC.
                            1787 Sentry Parkway West
                             Building 18, Suite 440
                               Blue Bell, PA 19422

                         -------------------------------

                                 PROXY STATEMENT
                                       FOR
                       2004 ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                  June 7, 2004
                         -------------------------------

         This proxy statement and the accompanying form of proxy are being mailed on or about April 28, 2004, to the shareholders of InKine Pharmaceutical Company, Inc. (the "Company" or "InKine"). These materials are being furnished in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the 2004 Annual Meeting of Shareholders (the "Annual Meeting") to be held at Summerfield Suites by Wyndham at 501 East Germantown Pike, East Norriton, PA 19401 on June 7, 2004, at 10:00 a.m., local time, and at any adjournments thereof.

         At the Annual Meeting, shareholders of the Company will be asked to vote upon:

         (i)      the election of six directors;
         (ii) the amendment of the Certificate of Incorporation of the Company to remove any and all shareholder preemptive rights;
         (iii) approval of the adoption of the InKine Pharmaceutical Company, Inc. 2004 Equity Compensation Plan (the "2004 Equity Compensation Plan"); and
         (iv) the ratification of the selection of KPMG LLP as independent auditors of the Company for the year ending December 31, 2004.

         If other matters properly come before the Annual Meeting, however, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.

         The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by telephone by certain officers and directors of the Company who will not be specially compensated for such services. The Company also will request banks and brokers to solicit proxies from their customers, where appropriate, and will reimburse such persons for reasonable expenses incurred in that regard. The Company has engaged DF King & Co. to assist in soliciting proxies, for which it will pay a fee of $6,500 plus reasonable distribution expenses.

         The Company's Annual Report to Shareholders on Form 10-K, for the year ended December 31, 2003, including financial statements, is being mailed to shareholders with this proxy statement but does not constitute a part of this proxy statement.



                                TABLE OF CONTENTS
                                -----------------


VOTING AT THE MEETING............................................................................4

CORPORATE GOVERNANCE.............................................................................6
         General Information Concerning the Board of Directors and its Committees................6
         Audit Committee.........................................................................6
         Compensation Committee..................................................................7
         Executive Committee.....................................................................7
         Code of Conduct.........................................................................8
         Security Holder Communications with the Board of Directors..............................8

PROPOSAL NO. 1: ELECTION OF DIRECTORS............................................................9

PROPOSAL NO. 2: AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION.........................12

PROPOSAL NO. 3: ADOPTION OF THE 2004 EQUITY COMPENSATION PLAN...................................16

PROPOSAL NO. 4: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS...............................21

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT..................................22

EXECUTIVE OFFICERS OF THE COMPANY...............................................................23

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS................................................24

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..................................................27

COMPENSATION COMMITTEE REPORT...................................................................28

COMPARATIVE STOCK PERFORMANCE GRAPH.............................................................30

AUDIT COMMITTEE REPORT..........................................................................31

PRINCIPAL ACCOUNTANTS FEES AND SERVICES.........................................................32

OTHER MATTERS...................................................................................32

APPENDIX A: AUDIT COMMITTEE CHARTER............................................................A-1

APPENDIX B: COMPENSATION COMMITTEE CHARTER.....................................................B-1

APPENDIX C: NOMINATING COMMITTEE CHARTER.......................................................C-1

APPENDIX D: CERTIFICATE OF AMENDMENT...........................................................D-1

APPENDIX E: SECTION 623 OF THE BUSINESS CORPORATION LAW........................................E-1

APPENDIX F: 2004 EQUITY COMPENSATION PLAN......................................................F-1


                              VOTING AT THE MEETING

         Only holders of record of shares of the Company's Common Stock, par value $0.0001 per share ("Common Stock"), at the close of business on April 21, 2004, the record date, are entitled to vote at the Annual Meeting. As of that date, there were 48,652,939 shares of Common Stock outstanding. Each shareholder entitled to vote shall have the right to cast one vote for each share of Common Stock outstanding in such shareholder's name.

         Shares cannot be voted at the Annual Meeting unless the holder of record is present in person or by proxy. The enclosed form of proxy is a means by which a shareholder may authorize the voting of his, her or its shares at the Annual Meeting.

         The Company presently has no other class of stock outstanding and entitled to be voted at the Annual Meeting. The presence in person or by proxy of shareholders entitled to cast a majority of all votes entitled to be cast at the Annual Meeting will constitute a quorum. If a broker that is a record holder of Common Stock does not return a signed proxy, the shares of Common Stock represented by such proxy will not be considered present at the Annual Meeting and will not be counted toward establishing a quorum. If a broker that is a record holder of Common Stock does return a signed proxy, but is not authorized to vote on one or more matters (with respect to each such matter, a "broker non-vote"), the shares of Common Stock represented by such proxy will be considered present at the Annual Meeting for purposes of determining the presence of a quorum. A broker that is a member of the New York Stock Exchange is prohibited, unless the shareholder provides the broker with written instructions, from giving a proxy to vote on (i) the amendment of the Company's Certificate of Incorporation and (ii) the adoption of the 2004 Equity Compensation Plan.

         Assuming a quorum is present,

         (i) a plurality of the votes cast by shareholders present, in person or by proxy, and entitled to vote for the election of directors at the Annual Meeting will be required to elect the members of the Board of Directors of the Company. Abstentions and broker non-votes will have no effect on the outcome of the election of directors;

         (ii) the affirmative vote of a majority of the shares outstanding, and entitled to vote at the Annual Meeting, will be required to approve the amendment of the Company's Certificate of Incorporation whereby any and all shareholder preemptive rights will be removed. Abstentions and broker non-votes will have the same effect on the outcome of the vote as votes against the amendment of the Company's Certificate of Incorporation;

         (iii) the affirmative vote of a majority of the votes cast by shareholders present, in person or by proxy, and entitled to vote at the Annual Meeting, will be required to approve the adoption of the 2004 Equity Compensation Plan. Abstentions and broker non-votes will have no effect on the outcome of the vote to approve the adoption of the 2004 Equity Compensation Plan; and

         (iv) the affirmative vote of a majority of the votes cast by shareholders present, in person or by proxy, and entitled to vote at the Annual Meeting will be required for the ratification of the appointment of the auditors for the current fiscal year. Abstentions and broker non-votes will have no effect on the outcome of the vote to consider the ratification of the appointment of the auditors.

         Shareholders are urged to specify their voting preference by marking the appropriate boxes on the enclosed proxy card. The shares of Common Stock represented by each properly executed proxy will be voted at the Annual Meeting in accordance with each shareholder's directions. If no choice has been specified and the enclosed proxy card is properly executed and returned, the shares represented by that proxy will be voted "FOR" the nominees for election as directors named under the caption "Election of Directors," "FOR" the amendment of the Company's Certificate of Incorporation to remove any and all shareholder preemptive rights, "FOR" the adoption of the 2004 Equity Compensation Plan and "FOR" the ratification of the appointment of KPMG LLP as the Company's auditors for the year ending December 31, 2004. If any other matters are properly presented at the Annual Meeting for action, the proxy holders will vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their judgment.

         Execution of the accompanying proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person. Any shareholder giving a proxy has the right to revoke it by giving written notice of revocation to the Secretary of the Company, or by delivering a subsequently executed proxy, at any time before the proxy is voted.

--------------------------------------------------------------------------------
         Your proxy vote is important. Accordingly, you are asked to complete, sign and return the accompanying proxy card whether or not you plan to attend the Annual Meeting. If you plan to attend the Annual Meeting to vote in person, rather than by proxy, and your shares are registered with the Company's transfer agent in the name of a broker or bank, you must secure a proxy from your broker or bank assigning voting rights to you for your shares of Common Stock.
--------------------------------------------------------------------------------

                              CORPORATE GOVERNANCE

         The Company's business, property and affairs are managed under the direction of the Board of Directors. Although directors are not involved in the day-to-day operating details, they are kept informed of the Company's business through written reports and documents provided to them regularly, as well as by operating, financial and other reports presented by our officers at meetings of the Board of Directors and committees of the Board of Directors.

         During the year ended December 31, 2003, the Board of Directors held six meetings and the committees of the Board of Directors held an aggregate of twelve meetings. Each director attended at least 75% of the aggregate of the meetings of both the Board of Directors and the meetings of the committee or committees on which he served during such period. All members of the Board of Directors are strongly encouraged, but not required, to attend InKine's annual meetings of shareholders. At InKine's 2003 Annual Meeting of Shareholders, all directors were in attendance.

General Information Concerning the Board of Directors and its Committees

         The Board has determined that each of the current directors standing for re-election, except the Chairman of the Board and Chief Executive Officer, Leonard S. Jacob, M.D., Ph. D., and the Chief Operating and Financial Officer, Robert F. Apple, has no material relationship with InKine (either directly or as a partner, shareholder or officer of an organization that has a relationship with InKine) and is "independent" within the meaning of the director independence standards set by Nasdaq and the SEC. This determination is principally based on the fact that none of these independent directors has a relationship with InKine (either directly or indirectly) other than as director and shareholder. Furthermore, except for the Executive Committee, each of the members of InKine's committees has no material relationship with InKine (either directly or as a partner, shareholder or officer of an organization that has a material relationship with InKine) and is "independent" within the meaning of the Nasdaq and SEC rules.

         The Business Corporation Law of the State of New York provides that the Board of Directors, by resolution adopted by a majority of the entire Board of Directors, may designate one or more committees, each of which shall consist of one or more directors. The Board of Directors elects from its members an Audit Committee, Compensation Committee, Executive Committee and Nominating Committee. All committees except the Executive Committee are composed entirely of independent directors.


             Name of Director               Audit     Compensation   Executive   Nominating
    Non-Employee Directors:
    J.R. LeShufy........................      *             **
    Steven B. Ratoff....................      **            *            *           *
    Norman D. Schellenger...............                    *                        *
    Thomas P. Stagnaro..................      *                          *           **
    Robert A. Vukovich, Ph. D.(+).......
    Employee Directors
    Leonard S. Jacob, M.D., Ph. D.......                                 **
    Robert F. Apple.....................
    Number of Meetings in Fiscal 2003         6             5            0           1
____________________

*   denotes committee member

** denotes Chairperson

(+) Robert A. Vukovich, Ph. D., is not standing for re-election.

         Audit  Committee.  The  Audit  Committee  recommends  to the  Board  of
Directors  the  engagement  of   independent   auditors  and  reviews  with  the
independent auditors the scope and results of the audits and the other professional services furnished by the independent auditors. The Board of Directors has adopted a charter for the Audit Committee, which is attached as Appendix A to this Proxy Statement and is also available on our website under "Investor Relations/Corporate Governance." The composition of the Audit Committee satisfies the requirements of the Nasdaq listing standards, and all three members of the Audit Committee are "independent" as the term is defined in the Nasdaq listing standards. The Audit Committee met six times during the year ended December 31, 2003. The current members of the Audit Committee are Mr. Ratoff, Mr. LeShufy and Mr. Stagnaro. In addition, the Board has determined that Mr. Ratoff and Mr. Stagnaro are "financial experts" as defined under the SEC rules.

         Compensation Committee. The Compensation Committee has general supervisory power over, and the power to grant options and restricted stock under, the Company's equity compensation plans. In addition, the Compensation Committee determines the compensation of the Company's Chief Executive Officer, reviews and approves the compensation of the Company's other executive officers and key personnel based on the recommendations of the Chief Executive Officer, approves the grants of any bonuses to officers and reviews other compensation matters generally. The Board of Directors has adopted a charter for the Compensation Committee, which is attached as Appendix B to this Proxy Statement and is also available on our website under "Investor Relations/Corporate Governance." The Compensation Committee met five times during the year ended December 31, 2003. The current members of the Compensation Committee are Mr. LeShufy, Mr. Ratoff and Mr. Schellenger. Mr. Schellenger was appointed to the Compensation Committee on February 23, 2004 by the Board of Directors.

         Executive Committee. The Executive Committee may exercise, with certain exceptions, all of the authority of the Board of Directors in the management of the business and affairs of the Company. The Executive Committee is intended to serve in the event that a corporate action must be taken at a time when convening a meeting of the entire Board of Directors is not feasible. The
Executive Committee did not meet during the year ended December 31, 2003. The current members of the Executive Committee are Dr. Jacob, Mr. Ratoff and Mr. Stagnaro.

         Nominating Committee. The Nominating Committee reviews and selects candidates for nomination to the Board of Directors. The Board of Directors has adopted a charter for the Nominating Committee which is included as Appendix C to this Proxy Statement and is also available on our website under "Investor Relations/Corporate Governance." The Nominating Committee met once during the last fiscal year and each of the members of the Nominating Committee attended this meeting. The Board of Directors has determined that each of the members of the Nominating Committee is independent within the meaning of the Nasdaq listing standards. The current members of the Nominating Committee are Mr. Stagnaro, Mr. Ratoff and Mr. Schellenger.

         The Nominating Committee will consider director candidates recommended by InKine's shareholders. Recommendations with regard to nominees for election to the Board of Directors may be submitted by any shareholder entitled to vote for the election of directors in writing, received by the Secretary of the Corporation at least 45 days prior to the anniversary of the date on which InKine first mailed its proxy materials for the prior year's annual meeting of shareholders, or, if InKine did not have an annual meeting of shareholders in the prior year, 90 days prior to the date of the annual meeting. Each notice of nomination must set forth (i) the name, age, business address and, if known, residence address of each nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of common stock of InKine which are beneficially owned by each such nominee and (iv) any additional information regarding director nominees required by Regulation 14A under the Securities Exchange Act or the listing standards of any market on which the Company's securities are traded.

         In connection with the adoption of the Nominating Committee Charter, InKine's Board of Directors established certain minimum qualifications for board members, including being at least 21 years old and possessing (1) the ability to read and understand corporate financial statements, (2) relevant business experience and professional skills, (3) high moral character and personal and professional integrity, and (4) the willingness to commit sufficient time to attend to his or her duties and responsibilities as a director of a public corporation. In addition, the Nominating Committee may consider a variety of other qualities and skills, including (i) expertise in pharmaceutical research, development, and/or commercialization (ii) the ability to exercise independent decision-making, (iii) the absence of conflicts of interest, (iv) diversity of gender, ethnic background, country of citizenship and experience, and (v) the ability to work effectively with other directors in collectively serving the long-term interests of all shareholders. Nominees must also meet any applicable requirements of SEC regulations, state law, and InKine's charter and bylaws.

         The Nominating Committee has established a process for identifying and evaluating nominees for director. The Nominating Committee will annually assess the qualifications, expertise, performance and willingness to serve of existing directors. If at this time or at any other time during the year the Board of Directors determines a need to add a new director with specific qualifications or to fill a vacancy on the Board, the Chair of the Nominating Committee will then initiate the search, working with staff support and seeking input from other directors and senior management, considering nominees previously submitted by shareholders, and, if deemed necessary or appropriate, hiring a search firm. An initial slate of candidates satisfying the specific qualifications, if any, and otherwise qualifying for membership on the Board, will then be identified and presented to the Nominating Committee by the Committee Chairman. The Nominating Committee will then prioritize the candidates and determine if the
Nominating Committee members, other directors or senior management have relationships with the preferred candidates and can initiate contacts. If not, contact would be initiated by a search firm. To the extent feasible, the Chairman, the Chief Operating Officer and at least one member of the Nominating Committee will interview the prospective candidate(s). Evaluations and recommendations of the interviewers will be submitted to the Nominating Committee for final evaluation. The Nominating Committee will meet to consider such recommendations and to approve the final candidate. The Nominating Committee will evaluate all nominees for director, including nominees recommended by a shareholder, on the same basis.

Code of Conduct

         The Company has always been proud that it maintains the highest moral and ethical standards, and believes that its employees, officers and directors are aware of, and share, the Company's commitment to these standards. Accordingly, the Company has adopted a Code of Conduct that expresses the standards of conduct that have always been, and continue to be, expected of all employees, officers and directors in their day-to-day activities. The Code of Conduct requires honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, compliance with applicable governmental rules and regulations and full, fair, accurate, timely and understandable disclosure in our periodic reports.

         The Company will provide a copy of the Code of Conduct to any person without charge, upon request to Mr. Edward Smith, Senior Director of Finance and Corporate Controller by calling (215) 283-6850 or by writing to Mr. Smith's attention at InKine Pharmaceutical Company, Inc., 1787 Sentry Parkway West, Building 18, Suite 440, Blue Bell PA 19422. A copy of the Code of Conduct is also available on the Company's website under "Investor Relations/Corporate Governance." The Company intends to disclose any amendments to or waivers of its code of conduct as it applies to directors or executive officers by filing them on Form 8-K.

Security Holder Communications with the Board of Directors

         The  Company  has  established   procedures  for  security  holders  to
communicate directly with the Board of Directors on a confidential basis. Security holders who wish to communicate with the Board, a Board Committee or with a particular director may send a letter to the Secretary of the Company at:
Secretary, InKine Pharmaceutical Company, Inc., 1787 Sentry Parkway West, Building 18, Suite 440, Blue Bell, PA 19422. The mailing envelope must contain a clear notation indicating that the enclosed letter is a Security Holder Communication and clearly state whether the intended recipients are all members of the Board, certain specified individual directors, the Audit Committee, the Compensation Committee, the Executive Committee or the Nominating Committee. The Secretary will make copies of all such letters and circulate them to the directors addressed. To the extent that a security holder wishes the communication to be confidential, such security holder must clearly indicate on the envelope that the communication is "confidential." The Secretary will then forward such communication, unopened, to the Chairman of the Board of Directors.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         The Board of Directors of the Company consists of such number of directors (no less than three) as is fixed from time to time by resolutions adopted by the Board of Directors. At the Annual Meeting, six directors are to be elected. The term of office for each director will expire at the next annual meeting of shareholders, and each director will hold office until the election and qualification of the director's successor or until the director's earlier death, removal or resignation.

         The Board of Directors, upon the recommendation of the Nominating Committee, has nominated for election as directors of the Company Leonard S. Jacob, M.D., Ph. D., Robert F. Apple, J.R. LeShufy, Steven B. Ratoff, Norman D. Schellenger and Thomas P. Stagnaro. All nominees are presently directors of the Company whose terms expire at the Annual Meeting. One of our current directors, Robert A. Vukovich, Ph. D., is not standing for re-election. (See "Certain Relationships and Related Transactions.") Accordingly, the Board has determined that it is appropriate to reduce the number of directorships on the Board from seven to six.

         All nominees have consented to be named and to serve if elected. Unless otherwise instructed by the shareholders, the persons named in the proxies will vote the shares represented thereby for the election of such nominees. The Board of Directors believes all nominees will be able to serve as directors; if this should not be the case, however, the proxies may be voted for one or more substitute nominees to be designated by the Board of Directors or the Board of Directors may decide to reduce the number of directors.

                       _______________________________________

                              NOMINEES FOR ELECTION
                       _______________________________________


                                                    Year First Became Director, Principal Occupations During
               Name              Age                         Past Five Years and Certain Directorships
               ----              ---              ----------------------------------------------------
Leonard S. Jacob, M.D., Ph. D.    55    Dr. Jacob has served as Chairman of the Board of Directors and Chief Executive
                                        Officer of InKine since  November  1997.  Prior to joining  InKine,  Dr. Jacob served as the President and Chief Executive  Officer of Sangen  Pharmaceutical
                                        Company and as a consultant to various biotechnology companies from June 1996.
                                        From 1989 to 1996, Dr. Jacob, as a co-founder of Genaera Corporation, formerly known as  Magainin  Pharmaceuticals,  Inc.,  a public  biotechnology  company, served as its  Chief  Operating  Officer.  From  1980 to 1988,  Dr.  Jacob was
                                        employed by SmithKline  and French  Laboratories  where he served as Worldwide
                                        Vice  President  and a member of  SmithKline  Beecham's  Corporate  Management
                                        Committee. Dr. Jacob serves as a director of the Jacob Internet Fund (a public mutual fund),  Macromed Inc. (a private drug delivery company),  Recording for the Blind and Dyslexic (a non-profit  service  organization for the visual and learning  disabled)  and Saving Face (a non-profit  organization  for facially disfigured children).

Robert F. Apple                   38    Mr. Apple has served as a director of InKine since July,  2003.  Mr. Apple has also served as Chief  Operating and Financial  Officer of InKine since January
                                        2003, Executive Vice President and Chief Financial Officer from August 2001 to
                                        December 2002, Senior Vice President and Chief Financial Officer from November
                                        1998 to July  2001 and Vice  President  of  Finance  and  Administration  from
                                        December 1997 to October 1998. Prior to joining InKine, Mr. Apple was employed by Genaera  Corporation,  Inc.,  formerly  known as Magainin  Pharmaceuticals,
                                        Inc., from July 1995 where he held the position of Corporate Controller.  From
                                        May 1994 until July 1995, Mr. Apple was employed by Liberty Technologies, Inc.
                                        (a  technology  company) as Corporate  Controller.  From August 1988 until May


                                                          9



                                                    Year First Became Director, Principal Occupations During
               Name              Age                         Past Five Years and Certain Directorships
               ----              ---              ----------------------------------------------------
                                        1994,  Mr. Apple was  employed by Arthur  Andersen & Company LLP where he held various positions of increasing responsibility.

J.R. LeShufy                      80    Mr.  LeShufy  has served as a director  of InKine  since  December  1995.  Mr.
                                        LeShufy has served as Senior Vice President of Global Hedging  Solutions,  LLC
                                        (a private  technology  company)  since  February  2002 and Vice  President of
                                        Glyconix Corporation (a private  biotechnology  company) since September 2001.
                                        Prior to that,  Mr.  LeShufy  served as President and Chairman of the Board of
                                        Trilenium  Corporation (a private  technology  company) for  approximately six years  ending in May 2001.  Mr.  LeShufy  presently  serves as a  director  of
                                        Artwork And Beyond (an organization engaged in art auctions for charities).

Steven B. Ratoff                  61    Mr. Ratoff has served as a director of InKine since  February 1998. Mr. Ratoff currently serves as Chairman and interim Chief Executive Officer of Cima Labs,
                                        Inc. (a public  specialty  pharmaceutical  company) and has been a director of
                                        Cima  Labs  since  March  1995.  He  served as a  director  since  1998 and as
                                        President and Chief  Executive  Officer of MacroMed,  Inc. (a privately  owned drug delivery company) from February 2001 to December 2001. From December 1994 to February  2001,  Mr.  Ratoff served as Executive  Vice  President and Chief
                                        Financial   Officer  of   Brown-Forman   Corporation  (a  public   diversified
                                        manufacturer of consumer  products).  From February 1992 to November 1994, Mr.
                                        Ratoff was an investor in a number of small privately held  companies.  He was
                                        Senior Vice President and Chief Financial Officer of the Pharmaceutical  Group
                                        of Bristol-Myers Squibb (a public pharmaceutical company) from January 1990 to
                                        January 1992 and held a number of positions at Bristol-Myers  since joining in
                                        1975.

Norman D. Schellenger             72    Mr. Schellenger has been a director of InKine since November 2002. Since 1997,
                                        Mr.  Schellenger  has been a consultant to various  pharmaceutical  companies, including:  Pediamed Pharmaceutical (a private pharmaceutical company), Cebert
                                        Pharmaceutical (a private  pharmaceutical  company), and Proethic Laboratories
                                        (a private pharmaceutical  company). From September 1994 to December 1996, Mr.
                                        Schellenger was Vice President of Sales and Marketing of UCB Pharma (a private pharmaceutical  company).  Prior to that,  Mr.  Schellenger  was  President of
                                        Whitby  Pharmaceuticals (a private  pharmaceutical  company) from June 1991 to
                                        September 1994. Prior to that Mr. Schellenger held various sales and marketing positions of increasing responsibility at organizations such as Barre National
                                        (a private  pharmaceutical  company),  American Home Products,  Inc. (formerly
                                        Wyeth-Ayerst,  a public  pharmaceutical  company),  and A.H. Robins (a private pharmaceutical  company).  Mr.  Schellenger is currently  managing director of
                                        Proethic  Laboratories  and on the  Board of  Directors  of KV  Pharmaceutical
                                        Company (a public pharmaceutical company).

Thomas P. Stagnaro                61    Mr.  Stagnaro  has served as a director of InKine  since  November  1997.  Mr.
                                        Stagnaro has been serving as President  and Chief  Executive  Officer of Agile
                                        Therapeutics,  Inc. (a private drug  development  company) since October 2000.
                                        From August 1998 to September  2000, Mr.  Stagnaro was a consultant to various pharmaceutical and biotechnology  companies including InKine. From May 1996 to
                                        August 1998, Mr. Stagnaro  served as President and Chief Executive  Officer of
                                        3-Dimensional  Pharmaceuticals (a public biotechnology company). From November
                                        1995 to May 1996,  Mr.  Stagnaro  served as Executive  Vice President of North

                                                          10


                                                    Year First Became Director, Principal Occupations During
               Name              Age                         Past Five Years and Certain Directorships
               ----              ---              ----------------------------------------------------

                                        American  Biologicals  Inc.  ("NABI") (a public  biotechnology  company).  Mr.
                                        Stagnaro served as President and Chief Executive  Officer of Univax  Biologics
                                        ("Univax") (a public biotechnology company) from October 1989 to November 1995 when Univax merged into NABI.  Mr.  Stagnaro  currently  serves as director of
                                        Protalex, Inc. (a public biopharmaceutical company)


Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote "FOR" each of the nominees named above.


                                 PROPOSAL NO. 2

    AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO REMOVE ANY AND
                        ALL SHAREHOLDER PREEMPTIVE RIGHTS

         The Board of Directors of the Company authorized an amendment of the Company's Certificate of Incorporation to remove any and all shareholder preemptive rights. The form of the Certificate of Amendment of the Certificate of Incorporation is attached to this Proxy Statement as Appendix D.

Description of Proposal

         The Company's Board of Directors has been advised by counsel that holders of the Company's Common Stock may have preemptive rights in connection with certain securities issuances under the provisions of ss. 622 of the Business Corporation Law of the State of New York (the "Business Corporation Law"). Preemptive rights entitle a shareholder to purchase the number of shares necessary to retain that shareholder's proportionate ownership interest in the Company in the event the company issues additional equity shares or securities convertible into or carrying rights or options to purchase additional equity shares.

         The Board of Directors has determined that it is in the Company's best interests to remove any and all preemptive rights because the Board believes that having any such rights will make it difficult for the Company to raise equity capital through future public offerings or private placements. The Company has no immediate plans, arrangements, commitments or understandings to raise capital and issue stock. From time to time however, the Company considers various methods to raise capital in light of its capital needs and market conditions. If shareholders do not approve the amendment of the Company's
Certificate of Incorporation and the Company is unable to raise additional equity capital in the future, it will be substantially more difficult for the Company to:


      o  develop and commercialize new indications for Visicol;

      o finance research and development related to enhancements of existing products;

      o market and, if necessary, continue the development of acquired products;

      o  acquire or in-license additional products; and

      o  acquire businesses related to gastrointestinal pharmaceuticals.

         The effectiveness of this amendment, if approved by shareholders, is subject to the condition that dissenters' rights are not exercised by holders of a number of the issued and outstanding shares of the Company's Common Stock determined by the Company's Board of Directors, in its discretion, to be excessive. For an explanation of dissenters' rights, see "Dissenters' Rights," below. The Board of Directors intends to exercise this discretion by taking into account the number of shares exercising dissenters' rights, if any, the cost to the Company of paying dissenting shareholders the fair value of their shares and the impact of this cost on the Company's overall financial condition.

         The relevant provisions of ss. 622 of the Business Corporation Law applicable to the Company provide in pertinent part as follows:

               (b)  Except  as  otherwise   provided  in  the   certificate   of
               incorporation, and except as provided in this section, the holders of equity shares of any class, in case of the proposed issuance by the corporation of, or the proposed granting by the corporation of rights or options to purchase, its equity shares of any class or any shares or other securities convertible into or carrying rights or options to purchase its equity shares of any class, shall, if the issuance of the equity shares proposed to be issued or issuable upon exercise of such rights or options or upon conversion of such other securities would adversely affect the unlimited dividend rights of such holders, have the right during a reasonable time and on reasonable conditions, both to be fixed by the board, to purchase such shares or other securities in such proportion as shall be determined as provided in this section.

               (c)  Except  as  otherwise   provided  in  the   certificate   of
               incorporation, and except as provided in this section, the holders of voting shares of any class, in case of the proposed issuance by the corporation of, or the proposed granting by the corporation of rights or options to purchase, its voting shares of any class or any shares or other securities convertible into or carrying rights or options to purchase its voting shares of any class, shall, if the issuance of the voting shares proposed to be issued or issuable upon exercise of such rights or options or upon conversion of such other securities would adversely affect the voting rights of such holders, have the right during a reasonable time and on reasonable conditions, both to be fixed by the board, to purchase such shares or other securities in such proportions as shall be determined as provided in this section.

         Effective February 22, 1998, ss. 622 was amended to provide that holders of equity shares in corporations formed under the Business Corporation Law after that date would not have preemptive rights unless specifically authorized in the corporation's Certificate of Incorporation.

         Absent approval of the amendment to the Company's Certificate of Incorporation, holders of the Company's Common Stock, upon certain offerings by the Company of any securities that could adversely affect either the unlimited dividend rights or the voting rights of the Common Stock, may be entitled to purchase the proportion of the securities offered that, as nearly as practicable, would preserve such holders' relative dividend and voting rights. Under these circumstances, shareholders exercising their preemptive rights would be entitled to do so on the same terms and at the same price offered to the investors whose purchase would trigger such preemptive rights.

         If the amendment to the Company's Certificate of Incorporation is approved and takes effect, the Company's Board of Directors would be empowered both to offer any of the Company's authorized but unissued shares of Common Stock or securities convertible into or carrying rights or options to purchase Common Stock, and to designate and offer shares of new classes or series of the Company's undesignated preferred stock, without offering any right of participation to the holders of the Company's Common Stock.

The Proposed Amendment

         The Company's Certificate of Incorporation shall be amended by the addition of a second paragraph that will immediately follow the first and only paragraph of current Article FOURTH, which second paragraph shall state:

                  No holder of shares of the Corporation shall be entitled as of right to subscribe for, purchase or receive any new or additional shares of any class, whether now or hereafter authorized, or any notes, bonds, debentures or other securities convertible into, or carrying options or warrants to purchase, shares of any class; but all such new or additional shares of any class, or notes, bonds, debentures or other securities convertible into, or carrying options or warrants to purchase, shares of any class may be issued or disposed of by the Board of Directors of the Corporation to such persons and on such terms as it, in its absolute discretion, may deem advisable.

         This amendment to the Company's Certificate of Incorporation will remove any and all preemptive rights that currently may be available to holders of the Company's Common Stock. The effectiveness of the amendment is subject to the condition that dissenters' rights are not exercised by holders of a number of the Company's issued and outstanding shares of Common Stock that the Board of Directors determines, in its discretion, to be excessive.

Voting Information

         The affirmative vote of the holders of the majority of the voting power of the Common Stock entitled to vote at the Annual Meeting of shareholders is required for approval of the amendment of the Certificate of Incorporation. Your appointed proxies will vote your shares FOR approval unless you instruct otherwise. Abstention and broker non-votes will have the same effect as votes against the amendment of the Certificate of Incorporation.

Dissenters' Rights

         Because the amendment of the Company's Certificate of Incorporation will remove any and all preemptive rights, if it is approved, holders of the Company's Common Stock who object to the amendment of the Company's Certificate of Incorporation are entitled to exercise their dissenters' rights and receive payment for the fair value of their shares. As described above, however, the Company's Board of Directors has made the effectiveness of the amendment subject to the condition that dissenters' rights are not exercised by holders of a number of the Company's issued and outstanding shares of Common Stock determined by the Board, in its discretion, to be excessive.

         Pursuant to ss. 623 of the Business Corporation Law, shareholders desiring to exercise their dissenters' rights (i) must file with the Company a written objection stating their election to exercise their dissenters' rights, name, residential address, the number of shares of the Company's Common Stock of which they are the beneficial owner, and demand payment of the fair value of their shares PRIOR to the vote to be taken at the Annual Meeting of Shareholders and (ii) must NOT vote to approve the amendment of the Company's Certificate of Incorporation. The written notice of election to dissent must be in addition to and separate from any proxy or vote against or abstaining from the amendment of the Company's Certificate of Incorporation. Voting against or failing to vote for the amendment by itself does not constitute an election to dissent within the meaning of ss. 623.

         Shareholders will be deemed to have waived their dissenters' rights if they fail to file a written objection before the vote to be taken at the Annual Meeting of Shareholders. A vote in favor of the amendment, by proxy or in person, will constitute a waiver of the shareholder's election to dissent in respect of the shares so voted, will nullify any previously filed written notices of election to dissent and will be deemed a waiver of the shareholder's dissenter's rights.

         Shareholders exercising their dissenters' rights must do so as to all shares held by them of record that they own beneficially. In addition to filing a written objection and notice of election to dissent, shareholders exercising their dissenters' rights must deliver to the Company the certificates representing their shares within one (1) month of filing their notice of election to dissent. The Company shall note thereon the shareholder's notice of election to dissent and return the certificate to the shareholder. Upon consummation of the amendment of the Company's Certificate of Incorporation, dissenting shareholders shall no longer have any of the rights of shareholders of the Company, except the right to be paid the fair value of their shares.

         In the event that the amendment of the Company's Certificate of Incorporation is approved, then the Company will notify within ten (10) days of the Annual Meeting of Shareholders those shareholders that have filed a notice of election to dissent to the approval of the amendment. Within fifteen (15) days of the Company's consummation of the amendment of the Company's Certificate of Incorporation, but no later than ninety (90) days after the Annual Meeting of Shareholders, the Company shall notify dissenting shareholders of the Company's calculation of the fair value of their shares as of the day prior to the Annual Meeting, and shall make an advance payment of eighty percent (80%) of such amount to those shareholders that have delivered their certificates to the Company for notation. If within thirty (30) days after the making of such advance payment, the Company and any dissenting shareholder agree upon the price to be paid for his or her shares, final payment shall be made within sixty (60) days after the making of such advance payment or approval of the amendment of the Company's Certificate of Incorporation, whichever is later, upon the surrender of the certificates for any such shares represented by certificates. In the event of disagreement as to the fair value of the shares, the Company will institute a court proceeding to determine the fair value in accordance with New York law. The court's determination of fair value will include an allowance for interest.

THIS SUMMARY IS NOT INTENDED TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO ss. 623 OF THE BUSINESS CORPORATION LAW, THE TEXT OF WHICH IS SET FORTH IN APPENDIX E TO THIS PROXY STATEMENT. ANY SHAREHOLDER CONSIDERING DEMANDING APPRAISAL IS ADVISED TO CONSULT LEGAL COUNSEL. DISSENTERS' RIGHTS WILL

NOT BE AVAILABLE UNLESS AND UNTIL THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION IS CONSUMMATED.

Recommendation of the Board of Directors

         The Board of Directors unanimously recommends a vote "FOR" amendment of the Company's Certificate of Incorporation to remove any and all shareholder preemptive rights.

                                 PROPOSAL NO. 3

      PROPOSAL TO APPROVE THE ADOPTION OF THE 2004 EQUITY COMPENSATION PLAN

Description of the Amendment

         On April 21, 2004, the Board of Directors approved the adoption of the InKine Pharmaceutical Company, Inc. 2004 Equity Compensation Plan (the "Plan") subject to shareholder approval.

         The Board of Directors approved the Plan in order to enable the Company to continue to retain and attract existing and future directors, officers and key employees through grants of stock options or restricted stock awards. Pursuant to the terms of the Plan, 2,000,000 shares of Common Stock are authorized to be issued pursuant to options or restricted stock awards under the Plan. Presently, there are only 127,000 shares of Common Stock available to be issued to existing and future directors, officers and key employees under the 1999 Equity Compensation Plan. Accordingly, the Company desires to adopt the Plan to permit additional future grants of stock options and restricted stock awards. The Plan is based in large part on the 1999 Equity Compensation Plan. Approval of the Plan would permit the Company to grant stock options or restricted stock awards for up to 2,000,000 shares of Common Stock under the Plan.

Vote Required

         The affirmative vote of a majority of the votes cast by shareholders present, in person or by proxy, and entitled to vote at the Annual Meeting, will be required to approve the adoption of the 2004 Equity Compensation Plan. Abstentions and broker non-votes will have no effect on the outcome of the vote to approve the adoption of the 2004 Equity Compensation Plan.

         The following description of the Plan is only a summary of the key provisions thereof and is qualified in its entirety by reference to the full text, a copy of which is attached as Appendix F to this Proxy Statement.

Description of the 2004 Equity Compensation Plan

         The Plan provides for grants of stock options and restricted stock to selected employees (including employees who are also directors) of the Company or its subsidiaries, and non-employee directors of the Company. Grants of stock options and restricted stock are referred to collectively as "Grants."

         General. Subject to adjustment in certain circumstances as discussed below, the Plan authorizes up to 2,000,000 shares of Common Stock for issuance pursuant to the terms of the Plan. The maximum number of shares of Common Stock that may be issued or transferred as restricted stock shall not exceed twenty-five percent (25%) of the maximum number of shares of Common Stock authorized for issuance under the Plan. If and to the extent Grants under the Plan expire, or are canceled, forfeited, exchanged, surrendered, or terminated for any reason without being exercised, or the shares subject to any Grant are forfeited, the shares of Common Stock subject to such Grant are again available for awards under the Plan.

         Administration of the Plan. The Plan is administered and interpreted by a committee (the "Committee") of the Board of Directors consisting of not less than two persons appointed by the Board of Directors from among its members, each of whom shall be an "outside director" as defined by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and a "non-employee" director as defined in Rule 16b-3 under the Exchange Act. The Committee has the authority to determine (i) the persons to whom Grants may be made under the Plan, (ii) the type, size and other terms and conditions of each Grant, (iii) the time when the Grants will be made and the duration of any applicable exercise or restriction period, including the criteria for vesting and the acceleration of vesting, and (iv) the resolution of any other matters arising under the Plan. The Committee has full power and authority to administer and interpret the Plan, to make factual determinations, correct any defect and/or supply any omission in the Plan, to adopt, amend, suspend or waive such rules, regulations, agreements and instruments for implementing the Plan and for conduct of its business as it deems necessary or advisable, in its sole discretion. The members of the Compensation Committee currently serve as this

Committee.  See  "Proposal  No. 1 - Election of Directors - General  Information
Concerning  the  Board  of  Directors  and  Committees."   Notwithstanding   the
foregoing, the Board of Directors may ratify or approve (and, in the case of Grants to members of the Committee, shall approve) Grants, in which case references to the "Committee" shall be deemed to include the Board of Directors.

         Grants. Grants under the Plan may consist of (i) options intended to qualify as incentive stock options ("ISOs") within the meaning of Section 422 of the Code, (ii) nonqualified stock options that are not intended to qualify ("NQSOs"), or (iii) restricted stock awards.

         Eligibility  for  Participation.  Grants  may be made to any  employees
(including officers and directors), and to non-employee directors of the Company. As of the date hereof, all employees (approximately 60 persons) and all directors, including the non-employee directors, were eligible for Grants under the Plan. During any calendar year, no participant may receive Grants under the Plan for more than 300,000 shares of Common Stock.

         Options. The exercise price of any ISO or NQSO granted under the Plan will not be less than the fair market value of the underlying shares of Common Stock on the date of grant, except that the exercise price of an ISO granted to an employee who owns more than 10% of the total combined voting power of all classes of the stock of the Company or its subsidiaries may not be less than 110% of the fair market value of the underlying shares of Common Stock on the date of grant.

         In no event will the exercise price of a previously granted option be decreased to an amount below the fair market value of the option as of the date on which such option was granted. Nor will any option be exchanged or substituted for an option at an exercise price that is below fair market value of the exchanged or substituted option as of the date on which the exchanged or substituted option was granted. The Committee will determine the term of each option (including the applicable vesting schedule and applicable post-termination exercised period); provided, however, that the exercise period may not exceed ten years from the date of grant, and the exercise period of an ISO granted to an employee who owns more than 10% of the total voting power of all outstanding stock of the Company or its subsidiaries may not exceed five years from the date of grant. A participant may pay the exercise price (i) in cash, (ii) with the approval of the Committee, by delivering shares of Common Stock owned by the participant and having a fair market value on the date of exercise equal to the exercise price or (iii) by any other method approved by the Committee. The Committee may permit a participant to instruct the Company to deliver the shares of Common Stock due upon the exercise to a designated broker instead of to the participant.

         Restricted Stock. The Committee may issue restricted shares of Common Stock to participants pursuant to the Plan. Shares may be issued for cash consideration or for no cash consideration, as the Committee determines. The Committee, subject to the maximum limit described above, shall determine the number of shares of Common Stock granted to each participant. Grants of restricted stock will be made subject to such performance requirements, vesting provisions, transfer restrictions or other restrictions and conditions as the Committee may determine.

         Section 162(m). Under Section 162(m) of the Code, the Company may be precluded from claiming a federal income tax deduction for total remuneration in excess of $1,000,000 paid to the chief executive officer or to any of the other four most highly compensated officers in any one year. Total remuneration includes amounts received upon the exercise of stock options granted under the Plan and the value of shares received when the shares of restricted stock became transferable (or such other time when income is recognized). An exception exists, however, for "qualified performance-based compensation." The Plan is intended to allow Grants to meet the requirements of "qualified performance-based compensation." Stock options should generally meet the requirements of "qualified performance-based compensation" if the exercise price is at least equal to the fair market value of the Common Stock on the date of grant. The Committee may also grant restricted stock awards that are intended to qualify as "performance based compensation" under Section 162(m) of the Code. In that event, the Committee shall establish in writing the objective performance goals that must be met and the schedule relating to the accomplishment of such objective performance goals and other conditions of the Grant before the beginning of the applicable performance period or during a period permitted by
Section 162(m) of the Code. These performance goals may relate to the Company, or a subsidiary, division or operating unit thereof, or any combination thereof. The Committee shall use objectively determinable performance goals based on one or more of the following criteria: (1) stock price, (2) earnings per share, (3) net earnings, (4) operating earnings, (5) return on assets, (6) shareholder return, (7) return on equity, (8) growth in assets, (9) unit volume, (10) sales,
(11) market share or (12) strategic business criteria consisting of one or more objectives based on (i) meeting specified revenue goals, (ii) market penetration goals, (iii) geographic business expansion goals, (iv) cost targets, (v) goals relating to acquisitions or divestitures, or (vi) goals relating to product development objectives. With respect to any restricted stock awards intended to qualify as "performance based compensation" under Section 162(m) of the Code, the Committee shall establish and administer those Grants in a manner designed to preserve such Grants as "performance-based compensation."

         Transferability. Grants are generally not transferable by the participant, except in the event of death. However, the Committee may grant NQSOs that allow the participant to transfer the NQSOs to, or for the benefit of, family members on such terms, as the Committee deems appropriate.

         Amendment and Termination of the Plan. The Board of Directors may amend or terminate the Plan at any time; provided, however, that the Board of Directors may not, without shareholder approval, make any amendment that requires shareholder approval pursuant to Section 422 or Section 162(m) of the Code. The Plan will terminate on the date immediately preceding the tenth anniversary of its effective date, unless terminated earlier by the Board of
Directors  or  extended  by  the  Board  of  Directors   with  approval  of  the
shareholders.

         Adjustment Provisions. In the event of certain corporate transactions identified in the Plan, the Committee may appropriately adjust: (i) the maximum number of shares of Common Stock available for Grants and the individual share limits, (ii) the number of shares covered by outstanding Grants, (iii) the kind of shares issued under the Plan and (iv) the price per share or market value of Grants, and such adjustments shall be effective and binding for all purposes of the Plan.

         Change of Control of the Company. In the event of a change of control, unless the Committee determines otherwise, all options and restricted stock will become fully vested.

         A change of control shall occur if: (i) any "person" (as such term is used in Sections 13 (d) and 14 (d) of the Securities Exchange Act of 1934 (the "Exchange Act")) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40% or more of the voting power of the then outstanding securities of the Company; (ii) during any period of two consecutive calendar years there is a change of 33 1/3% or more in the composition of the Board of the Company in office at the beginning of the period except for changes approved by at least one-half of the directors then in office who were directors at the beginning of the period; (iii) the shareholders of the Company approve an agreement providing for (A) the merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all shareholders of the corporation issuing cash or securities in the merger or consolidation would be entitled in the election of directors, or where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the board of directors of the corporation issuing cash or securities in the merger or consolidation, or (B) the sale or other disposition of all or substantially all the assets of the Company, or a liquidation, dissolution or statutory exchange of the Company; or (iv) any person has commenced, or announced an intention to commence, a tender offer or exchange offer for 40% or more of the voting power of the then outstanding securities of the Company.

         Federal Income Tax Consequences. The current federal income tax treatment of Grants under the Plan is generally described below. Local and state tax authorities may also tax incentive compensation awarded under the Plan, and tax laws are subject to change. Participants are urged to consult with their personal tax advisors concerning the application of the general principles discussed below to their own situations and the application of state and local tax laws.

         A participant who is granted an ISO will not recognize taxable income for purposes of the regular income tax, upon either the grant or exercise of the ISO. However, for purposes of the alternative minimum tax imposed under the Code, in the year in which an ISO is exercised, the amount by which the fair market value of the shares acquired upon exercise exceeds the exercise price will be treated as an item of adjustment and included in the computation of the recipient's alternative minimum taxable income in the year of exercise. A participant who disposes of the shares acquired upon exercise of an ISO after two years from the date the ISO was granted and after one year from the date such shares were transferred to him or her upon exercise of the ISO will recognize capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price (or the participant's other tax basis in the shares) and the Company will not be entitled to any tax deduction by reason of the grant or exercise of the ISO. As a general rule, if a participant disposes of the shares acquired upon exercise of an ISO before satisfying both holding period requirements (a "disqualifying disposition"), his or her gain recognized on such a disposition will be taxed as ordinary income to the extent of the difference between the fair market value of such shares on the date of exercise and the exercise price and the Company will be entitled to a deduction in that amount. However, the amount of ordinary income cannot be more than the total amount of gain realized on the sale (amount received on the disqualifying disposition less the exercise price). A participant will have a capital gain or loss in an amount equal to the difference between the amount realized upon the sale and the participant's adjusted tax basis in the shares (the exercise price plus the amount of ordinary income recognized by the participant).

         There are no federal income tax consequences to a participant or to the Company upon the grant of an NQSO under the Plan. Upon the exercise of an NQSO, a participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price of the NQSO, and the Company generally will be entitled to a corresponding federal income tax deduction. Upon the sale of shares acquired by the exercise of an NQSO, a participant will have a capital gain or loss in an amount equal to the difference between the amount realized upon the sale and the participant's adjusted tax basis in the shares (the exercise price plus the amount of ordinary income recognized by the participant at the time of exercise of the NQSO).

         Pursuant to Section 83 of the Code and the regulations promulgated thereunder, a participant normally will not recognize taxable income upon receiving restricted stock, and the Company will not be entitled to a deduction, until such stock is transferable by the participant or no longer subject to a substantial risk of forfeiture for federal tax purposes, which ever occurs earlier. When the stock is either transferable or is no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the shares (less any amounts paid for such shares) at that time, and the Company will be entitled to a deduction in the same amount. A participant may, however, elect pursuant to 83(b) of the Code to recognize ordinary compensation income in the year the restricted stock is awarded in an amount equal to the fair market value of the shares subject to the restricted stock Grant (less any amounts paid for such shares) at that time, determined without regard to the restrictions. In such event, the Company generally will be entitled to a corresponding deduction in the same year. A participant will have a capital gain or loss upon subsequent disposition of the shares in an amount equal to the difference between the amount realized upon the sale and the participant's adjusted tax basis in the shares (the amount paid for the restricted stock, if any, plus the amount of ordinary income recognized by the participant). A participant who elects to recognize ordinary compensation income in the year the restricted stock is granted will not be entitled to a corresponding tax deduction if such shares are subsequently forfeited (except with respect to any amounts paid for such shares).

         The rate at which a participant's capital gain will be taxed generally depends on how long the stock is held by the participant.

         The Company's income tax deduction in any of the foregoing cases may be limited by the $1,000,000 limit of Section 162(m) of the Code if the Grant does not qualify as "qualified performance-based compensation" under Section 162 (m) as described above.

         Tax Withholding. The Company has the right to deduct from all Grants any federal, state or local taxes required by law to be withheld with respect to Grants, and the participant or other person receiving shares under the Plan will be required to pay to the Company the amount of any such taxes which the Company is required to withhold with respect to such shares. If the Committee so permits, a participant may elect to satisfy the Company's income tax withholding obligation by withholding shares received from the exercise of a stock option or a restricted stock Grant.

         Plan Benefits. As of date hereof, no Grants have been made to participants under Plan. Because Grants will be made from time to time by the Committee to those persons whom the Committee determines in its discretion should receive Grants, the benefits and amounts that may be received in the future by persons eligible to participate in the Plan are not presently determinable. As of April 23, 2004, the last reported sales price of the Company's Common Stock as reported on the NASDAQ Small Cap Market was $5.09

Recommendation of the Board of Directors

         The Board of Directors unanimously recommends that the shareholders vote "FOR" the adoption of the 2004 Equity Compensation Plan as described in this proxy statement.

                                 PROPOSAL NO. 4

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Description of Proposal

         The Audit Committee has selected KPMG LLP ("KPMG") as the Company's independent auditors for the year ending December 31, 2004, and have further directed that management of the Company submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting. KPMG has audited the Company's financial statements since 1998. Representatives of KPMG are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

         Shareholder ratification of the selection of KPMG as the Company's independent auditors is not required by the Company's By-laws or otherwise. The Board is submitting the selection of KPMG to the shareholders for ratification at the request of the Audit Committee and as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain KPMG. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time if they determine that such a change would be in the best interests of the Company and its shareholders.

Recommendation of the Board of Directors

         The Board of Directors unanimously recommends a vote "FOR" ratification of the selection of KPMG as the Company's independent auditors for the year ending December 31, 2004.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of March 31, 2004 regarding the ownership of Common Stock (i) by each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, (ii) by each director and nominee for director of the Company, (iii) by each executive officer of the Company named in the Summary Compensation Table, included elsewhere in this proxy statement, and (iv) by all current directors and officers of the Company as a group. Unless otherwise indicated, the address for each of the shareholders below is c/o 1787 Sentry Parkway West, Building 18, Suite 440, Blue Bell PA 19422.

                                                                      Amount and Nature of            Percentage
Beneficial Owner                                                    Beneficial Ownership (1)         of Class (2)
----------------                                                    ------------------------         ------------


Leonard S. Jacob, M.D., Ph. D...............................                 1,757,273    (3)           3.51%
Robert F. Apple ............................................                   379,250    (4)             *
Martin Rose, M.D., J.D......................................                   618,100    (5)           1.26%
J. R. LeShufy ..............................................                   158,000    (6)             *
Steven B. Ratoff ...........................................                   736,000    (7)           1.51%
Norman D. Schellenger ......................................                    33,000    (8)             *
Thomas P. Stagnaro .........................................                   218,000    (9)             *
Robert A. Vukovich, Ph. D. .................................                   250,500    (10)            *
Kopp Investment Advisors, LLC...............................                 6,099,660    (11)         12.54%
All current directors and officers as a group                                4,150,123                  8.04%
    (8 Persons).............................................
--------------------------------------
      * Less than one percent.

  (1) The number of shares indicated includes shares issuable upon the exercise of outstanding stock options held by each individual or group to the extent such options are exercisable within sixty days of March 31, 2004.
  (2) The percentage for each individual or group is based on the aggregate of the shares outstanding as of March 31, 2004 (48,652,939 shares) and all shares which the listed beneficial owner or group has the right to acquire within sixty days of March 31, 2004.
  (3) Includes 1,400,773 shares of Common Stock issuable upon exercise of options. In addition, includes 34,250 shares of Common Stock issuable upon the exercise of options granted to Dr. Jacob's spouse (a former employee), with respect to which Dr. Jacob disclaims beneficial ownership.
  (4)  Includes  374,250  shares of  Common  Stock  issuable  upon  exercise  of options.
  (5)  Includes  480,000  shares of  Common  Stock  issuable  upon  exercise  of options.
  (6)  Includes  140,000  shares of  Common  Stock  issuable  upon  exercise  of options.
  (7)  Includes  196,000  shares of  Common  Stock  issuable  upon  exercise  of options.
  (8) Consists entirely of shares of Common Stock issuable upon the exercise of options
  (9)  Includes  133,000  shares of  Common  Stock  issuable  upon  exercise  of options.
  (10) Includes  196,000  shares of  Common  Stock  issuable  upon  exercise  of options.
  (11) Pursuant to a Schedule 13G/A filed on January 28, 2004, Kopp Investment Advisers, LLC is the beneficial owner of 6,099,660 shares. Kopp Investment Advisers, LLC is a wholly owned subsidiary of Kopp Holding Company, LLC, which is controlled by LeRoy C. Kopp through Kopp Holding Company. The 6,099,660 shares beneficially owned by Kopp Investment
       Advisers, LLC includes 200,000 shares owned by LeRoy C. Kopp. The business address for Kopp Investment Advisers, LLC is 7701 France Avenue South, Suite 500, Edina, MN, 55435.

                        EXECUTIVE OFFICERS OF THE COMPANY

         The current executive officers of the Company are as follows:

Name                                  Age                   Position
----                                  ---                   --------

Leonard S. Jacob, M.D., Ph. D........ 55           Chairman of the Board and
                                                   Chief Executive Officer

Robert F. Apple...................... 38           Chief Operating and Financial
                                                   Officer, and Director

Martin Rose, M.D., J.D............... 57           Executive Vice President,
                                                   Research and Development
--------------------------------------

       Martin Rose, M.D., J.D. has served as Executive Vice President, Research and Development since November 2000 and prior to that, served as Senior Vice President, Clinical Research and Regulatory Affairs since joining the Company in March 1999. From September 1997 and until joining the Company, Dr. Rose was employed by Sparta Pharmaceuticals Inc., where he held the position of Vice President of Clinical Research and Regulatory Affairs. From November 1994 until September 1997, Dr. Rose was employed by BRI International (a pharmaceutical consulting firm) as Senior Consultant. Prior to that, Dr. Rose also held various positions at Alpha I Biomedicals Inc., Genentech Inc. and The United States Food and Drug Administration.

       For background information with respect to Dr. Jacob and Mr. Apple, see "Election of Directors."

         Officers are elected or appointed by the Board of Directors to serve until the election or appointment and qualification of their successors or their earlier termination or resignation.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS


Summary of Compensation



         The following table sets forth a summary of all compensation paid by the Company to its Chief Executive Officer and the other executive officers of the Company whose cash compensation exceeded $100,000 for the fiscal year ended December 31, 2003 (the "named executive officers").

                                              SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------------
                                                    Annual Compensation     Long-Term Compensation
                                                    -------------------     ----------------------
    Name and                 Fiscal                          Other Annual   Stock Option Restricted    All Other
Principal Position            Year     Salary        Bonus   Compensation      Grants   Stock Awards Compensation (1)
-----------------------------------------------------------------------------------------------------------------------

Leonard S. Jacob, M.D., Ph. D.  2003 $378,000     $ 242,000     $    ---        60,000  $     ---        $ 4,000
Chairman and                    2002  333,250        85,000          ---       445,000        ---          6,087
  Chief Executive Officer       2001  351,667          ---        37,350 (2)   290,000     223,125  (3)    3,400

Robert F. Apple                 2003  235,250       133,000          ---        45,000        ---          4,000
Chief Operating and Financial   2002  201,313        50,000          ---       235,000        ---          5,679
   Officer, and Director        2001  197,376           ---          ---        70,000        ---          3,400

Martin Rose, M.D., J.D.         2003  236,250        27,500          ---        40,000        ---          4,000
Executive Vice President,       2002  218,438        50,000          ---       170,000        ---          5,814
  Research & Development        2001  222,500           ---          ---        57,500        ---          3,400
  -------------------------------------

(1) The amounts listed in this column represent Company contributions to the Company's 401(k) plan.

(2) This amount includes a $27,750 contribution to an unreimbursed medical health plan and a $9,600 car allowance.

(3) During the year ended December 31, 2001, the Company granted Dr. Jacob 35,000 shares of restricted stock. These shares vested on October 1, 2001 and all restrictions on transfer were thereby removed. Dr. Jacob did not have the right to receive dividends upon these shares of restricted stock until such shares vested. At December 31, 2003, 2002, and 2001, Dr. Jacob had no restricted stock holdings.

Stock Option Grants

         The following table summarizes stock options granted during the year ended December 31, 2003 to the persons named in the Summary Compensation Table.

                                          Option Grants in Last Fiscal Year

                                                 Individual Grants (1)                   Potential Realizable Value
                                                 ---------------------                    At Assumed Rates of Stock
                                  Number of    Percent of Total                           Price Appreciation For
                                 Securities   Options Grantd to   Exercise                   Option Term (2)
                                 Underlying    Employees in the    Price
                                   Options    fiscal year Ended   Per Share   Expiration
         Name                        (#)      December 31,2003      ($/Sh)       Date          5%            10%
        ------                   ---------------------------------------------------------------------------------
Leonard S. Jacob, M.D., Ph. D. ..   60,000           17%             2.82    06/02/2013   $ 106,409     $ 269,661

Robert F. Apple .................   45,000           12%             2.82    06/02/2013      79,807       202,246

Martin Rose, M.D., J.D. .........   40,000           11%             2.82    06/02/2013      70,939       179,774
------------------------------

(1) Options are incentive stock options with a stated term of ten years vesting over two annual installments beginning after the date of grant. If a "change in control" (as defined in the Stock Option Plan) were to occur, these options would become immediately exercisable in full.

(2) Potential realizable values are based on an assumption that the stock price of the Common Stock starts equal to the exercise price shown for each particular option grant and appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the term of the option. These amounts are reported net of the option exercise price, but before any taxes associated with exercise or subsequent sale of the underlying stock. The actual value, if any, an optionholder may realize will be a function of the extent to which the stock price exceeds the exercise price on the date the option is exercised and also will depend on the optionholder's continued employment through the vesting period. The actual value to be realized by the optionholder may be greater or less than the values estimated in this table.

         The following table summarizes option exercises during the fiscal year ended December 31, 2003 and the value of vested and unvested options for the persons named in the Summary Compensation Table at December 31, 2003. Year-end values are based upon a price of $4.83 per share, which was the closing sales price of a share of the Company's Common Stock on December 31, 2003.

                                    Aggregated Option Exercises in Last Fiscal Year
                                           and Fiscal Year-End Option Values

                                                                                                   Value of Unexercised
                                     Shares                    Number of Unexercised Options    In-the-Money Options at
                                    Acquired        Value          at December 31, 2003          December 31, 2003
                                   on Exercise    Realized
            Name                                               Exercisable     Unexercisable    Exercisable   Unexercisable
           -----                  -----------------------------------------------------------------------------------------
Leonard S. Jacob, M.D., Ph. D. ...  919,750     $3,324,312      1,311,273         500,000       $ 4,130,290   $ 1,230,688

Robert F. Apple .................   125,000       425,394         276,750         248,750           578,412       708,646

Martin Rose, M.D., J.D........        ---           ---           401,250         181,250         1,206,230       436,160


         The Company also grants restricted stock as long-term incentives, along with stock options, to its executives and other employees. Restricted stock granted to named executive officers appears above in the Summary Compensation Table. The Company does not sponsor any defined benefit at this time.

Employment Agreements

         In November 1997, the Company entered into a three-year employment agreement with Dr. Jacob, Chairman and Chief Executive Officer of the Company, that is automatically renewable for successive one year terms upon the expiration of the initial three-year term, unless written notice to the contrary is provided by Dr. Jacob or the Company. In November 1999, the Company amended the agreement to extend the employment term until November 2002 and to provide that the amended agreement would be automatically renewable for successive one year terms, unless written notice to the contrary was provided by Dr. Jacob or the Company. In November 2003, the Company amended the terms of the amended agreement to increase Dr. Jacob's base salary to $420,000 and to provide for Dr. Jacob to receive health insurance benefits for a period of two years in the event the Company terminates his employment other than for cause. Under the terms of the amended agreement, Dr. Jacob's annual base salary of $420,000 may be increased at the discretion of the Board of Directors. In addition, Dr. Jacob is eligible for an annual bonus as the Compensation Committee may determine. The agreement provides that Dr. Jacob will be entitled to other customary fringe benefits generally available to executive employees of the Company. The agreement also provides that Dr. Jacob will receive severance benefits in the event the Company terminates his employment other than for cause. In the event of such termination, the Company will be obligated to pay him an amount equal to 200% of his base annual salary in addition to the continued health insurance benefits referred to above. All of Dr. Jacob's stock options become immediately exercisable (vested) upon his termination if it is other than for cause. Dr. Jacob is also prohibited from soliciting, for other employment, employees of the Company for a period of one year following his termination of employment.

         In November 1998, the Company entered into a one-year employment agreement with Mr. Apple, Chief Operating and Financial Officer of the Company, that is automatically renewable for successive one year terms, unless written notice to the contrary is provided by Mr. Apple or the Company. In November 2003, the Company amended the terms of the agreement to increase Mr. Apple's base annual salary to $300,000 and to provide that Mr. Apple will receive health insurance benefits for a period of eighteen months in the event the Company terminates his employment other than for cause. Under the amended terms of the agreement, Mr. Apple's base annual salary of $300,000 may be increased at the discretion of the Board of Directors. In addition, Mr. Apple is eligible for an annual bonus as the Board or the Compensation Committee may determine. The agreement provides that Mr. Apple will be entitled to other customary fringe benefits generally available to executive employees of the Company. This agreement also provides that Mr. Apple will receive severance benefits in the event the Company terminates his employment other than for cause. If such termination occurs, the Company will be obligated to pay him an amount equal to 150% of his base annual salary in addition to the continued health insurance benefits referred to above. All of Mr. Apple's stock options become immediately exercisable (vested) upon his termination if it is other than for cause.

         In December 2000, the Company entered into a one-year employment agreement with Dr. Rose, Executive Vice President, Research and Development of the Company, that is automatically renewable for successive one year terms, unless written notice to the contrary is provided by Dr. Rose or the Company. In November 2003, the Company amended the terms of the agreement to increase Dr. Rose's base annual salary to $243,000 and to provide that Dr. Rose will receive health insurance benefits for a period of twelve months in the event the Company terminates his employment other than for cause. Under the amended terms of the agreement, Dr. Rose's base annual salary of $243,000 may be increased at the discretion of the Board of Directors. In addition, Dr. Rose is eligible for an annual bonus as the Board or the Compensation Committee may determine. The agreement provides that Dr. Rose will be entitled to other customary fringe benefits generally available to executive employees of the Company. This agreement also provides that Dr. Rose will receive severance benefits in the event the Company terminates his employment other than for cause. If such termination occurs, the Company will be obligated to pay him an amount equal to 100% of his base annual salary in addition to the continued health insurance benefits referred to above.

Compensation of Directors

         All non-employee directors receive an annual fee of $14,000 per year for their services to the Company as directors, and are reimbursed for expenses incurred in connection with attending board and committee meetings. Directors may accept options to purchase the Company's Common Stock (with equivalent fair value as of the date of grant) in lieu of receiving the annual fee in cash.

         Any new non-employee director will receive options to purchase 25,000 shares of Common Stock with a fair market exercise price upon first becoming a member of the Board of Directors. In addition, on the date of each annual meeting of shareholders, each non-employee director reelected at such annual meeting receives options to purchase 15,000 shares of Common Stock with a fair market exercise price.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


         Robert A. Vukovich, Ph. D., one of the Company's current directors is Chief Executive Officer, Chairman of the Board and sole owner of Wellspring Pharmaceutical Corporation. During fiscal 2003, the Company received an offer from Wellspring Pharmaceutical to enter into an agreement whereby Wellspring Pharmaceutical would provide manufacturing services for the Company. On January 28, 2004, the Company accepted the offer. The Company's audit committee has completed a review of the terms of the agreement, determined that the agreement is in the best interests of the Company and the shareholders and approved the agreement. Dr. Vukovich also informed the Board of Directors that he would not stand for re-election at the 2004 Annual Meeting in light of this new agreement.

--------------------------------------------------------------------------------
         The following Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
--------------------------------------------------------------------------------

                          COMPENSATION COMMITTEE REPORT

Compensation Philosophy

         The Compensation Committee of the Board of Directors believes that a well-designed compensation program should align the goals of the executives of the Company with the goals of the shareholders, and that a significant portion of the executives' compensation, over the long term, should be dependent upon the value created for the shareholders. However, the Compensation Committee recognizes that, in the short-term, the value of the Company will be affected by many factors, some transient in nature and beyond the control of the Company's executives. This is especially true in the biotechnology industry, which is characterized by a large number of small companies, long product lead times, highly volatile stock prices and few commercial products. In order to attract and retain qualified executives in such an environment, the Compensation Committee attempts to create a balanced compensation package by combining components based upon the achievement of long-term value for shareholders with components based upon the achievement of shorter-term strategic goals. These goals generally include the progress of clinical and commercial development programs, adherence to budgets, strengthening of the Company's financial position and success in entering into appropriate business collaborations. The Compensation Committee expects that the achievement of these shorter-term goals will contribute to the long-term success of the Company. In light of the Company's need to become cash flow positive to support its own operations, progress toward achievement of commercial objectives is the most significant individual factor considered in determining compensation levels.

         The Company competes against both biotechnology companies and pharmaceutical companies in the hiring and retention of qualified personnel. Particularly as compared to the pharmaceutical industry, the cash compensation of the Company's executives is below those levels available to executives of similar background and experience. Likewise, the Company does not offer the type of retirement benefits often available at such other companies. The Company must therefore place greater emphasis on long-term compensation, principally including the grant of stock options.

         The Company's compensation program for executive officers comprises base salary, performance bonuses, longer-term incentive compensation in the form of stock options and restricted stock, and benefits available generally to all of the Company's employees. The process utilized by the Committee in determining executive officer compensation levels for each of these components is based on the Compensation Committee's subjective judgment, and the other factors noted in this report.

Compensation Components

         Base Salary. The Compensation Committee reviews base salary levels for the Company's executive officers on an annual basis. In conducting this review, the Compensation Committee considers the various items noted above, including competitive benchmarking and industry trends, as well as performance within the Company, and changes in job responsibility. The Committee reviews certain compensation information publicly available and considers salary history at the Company. In addition, the Compensation Committee utilizes a comprehensive independent database to custom design an in-depth analysis of compensation packages, including base salary, bonus and long term incentive awards. During the year ended December 31, 2003, Dr. Jacob's annual base salary was increased by 11% from $378,000 to $420,000, Mr. Apple's annual base salary was increased by 28% from $235,250 to $300,000, which includes an increase related to his promotion to Chief Operating Officer, and Dr. Rose's annual base salary was increased by 3% from $236,250 to $243,000.

         Performance Bonus Compensation. The Compensation Committee annually considers awards of cash bonuses to executives in order to provide a direct financial incentive to achieve Company and individual objectives. Specific objectives are determined yearly as part of the Company's annual operating plan and budget. The granting of any such bonus is entirely discretionary and is determined based upon the Compensation Committee's evaluation of the Company's performance as a whole as well as each executive's performance in attaining such corporate and individual goals and objectives.

         In determining to award cash bonuses to the Company's executive officers during the year-ended December 31, 2003, the Compensation Committee noted the Company's achievement of several objectives and milestones including:

     o    meeting revenue expectations;

     o    achieving profitability and positive operating cash flow;

     o discovering, manufacturing and filing a patent application for a new generation purgative product;

     o    eliminating outstanding long-term debt; and

     o    maintaining cost control measures.

         Stock Option Grants. The Stock Option Plan is the Company's long-term equity incentive plan for executive officers and other selected employees. The objective of the plan is to align the long-term financial interests of the option holder with the financial interests of the Company's shareholders. Stock option exercise prices are set at prevailing market price at the time of grant, and stock options will only have value if the Company's stock price increases. The Company, as with all developing specialty pharmaceutical companies, relies heavily upon its long-term equity incentive plan. Without such incentives, it would not be possible to attract and retain qualified managers or other employees. The Compensation Committee generally considers additional stock option grants as a means to continue to incentivize the Company's senior managers to work toward increasing shareholder value, however, the granting of any such options is entirely discretionary.

         During the year ended December 31, 2003, Dr. Jacob received options to purchase 60,000 shares of the Company's Common Stock, Mr Apple received options to purchase 45,000 shares and Dr. Rose received options to purchase 40,000 shares. These options vest equally over a two year period and the exercise price of the options was the fair market value of the Company's Common Stock on the date of grant. In awarding such options to the executive officers, the Compensation Committee considered the various factors noted above, as well as the fact that many of the executive officer's existing options are vested and that additional awards will serve the purpose of continuing to retain and incentivize the executive officers to build value within the Company over an extended period of time. In determining the amount of the annual option award, the Compensation Committee also analyzed data relating to option grants awarded to executives of other specialty pharmaceutical companies in order to assess competitive factors.

         Restricted Stock Awards. Similar to the Company's stock option program, restricted Common Stock is awarded to executives in order to align the long-term financial interests of the Company's named executive officers with the financial interests of its shareholders. During 2003, no restricted shares were awarded to Dr. Jacob or to the other officers of the Company.

         Compliance with Section 162(m) of the Internal Revenue Code. Payments during the year ended December 31, 2003 to the Company's executives under the various programs discussed above were made with regard to the provisions of
Section 162(m) of the Code, which became effective on January 1, 1994. Section 162(m) limits the deduction that may be claimed by a "public company" for compensation paid to certain individuals to $1 million, except to the extent that any excess compensation is "performance-based compensation." In accordance with current regulations, the Company believes the amounts received upon the exercise of stock options under the Stock Option Plan will qualify as "performance-based compensation."

                                                 COMPENSATION COMMITTEE
                                                 J. R. LeShufy, Chairman
                                                 Steven B. Ratoff
                                                 Norman D. Schellenger

--------------------------------------------------------------------------------
         The following Comparative Stock Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
--------------------------------------------------------------------------------

                       COMPARATIVE STOCK PERFORMANCE GRAPH

         The graph below compares the cumulative total shareholder return on the Company's Common Stock for the five and one half year period of June 30, 1998 through December 31, 2003 with the cumulative total shareholder return of (i) the Nasdaq Stock Market (U.S.) Index (the "Nasdaq Index"), and (ii) the Index of Nasdaq Pharmaceutical Stocks (the "Pharmaceutical Index") for the same period. The comparison assumes an investment of $100 on June 30, 1998 in each of the Common Stock of the Company, the stocks comprising the Nasdaq Index and the stocks comprising the Pharmaceutical Index and further assumes reinvestment of dividends.


                                    [GRAPHIC OMITTED][GRAPHIC OMITTED]


                                              6/98      6/99      6/00     12/00     12/01     12/02     12/03
InKine Pharmaceutical Company, Inc.........  100.00    126.85    380.56    575.72    121.78    127.24    377.05
NASDAQ Stock Market (U.S.).................  100.00    143.60    212.29    131.07    103.97     71.88    107.47
NASDAQ Pharmaceutical......................  100.00    140.29    322.16    294.79    251.23    162.34    237.95



-------------------------------------------------------------------------------
         The following Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
--------------------------------------------------------------------------------

                             AUDIT COMMITTEE REPORT

         The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the internal control structure.

         The Audit Committee has met with management and the independent auditors. Management represented to the Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the financial statements with both management and the independent auditors. The Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

         In addition, the Committee has discussed with the independent auditors the auditors' independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussion With Audit Committees). The Committee has also considered whether the independent auditors' provision of information technology and other non-audit services to the Company is compatible with the auditors' independence.

         The Committee has discussed with the Company's independent auditors the overall scope and plans for their audits and the Committee has met with the independent auditors' with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

         In reliance on these reviews and discussions, and the report of the independent auditors, the Committee has recommended to the Board of Directors, and the Board of Directors has approved, the inclusion of the Company's audited financial statements in the Company's annual report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

                                                  AUDIT COMMITTEE
                                                  Steven B. Ratoff, Chairman
                                                  J.R. LeShufy
                                                  Thomas P. Stagnaro

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

         KPMG LLP has served as the Company's independent accountants since February 1998. The Company has requested that a representative of KPMG LLP attend the Annual Meeting. Such representative will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions from shareholders. On June 2, 2003, the shareholders of the Company ratified the selection of KPMG LLP as independent auditors of the Company for the year ended December 31, 2003.


Fees Incurred by InKine for KPMG LLP


       The following table shows the fees paid or accrued by InKine for the audit and other services provided by KPMG for fiscal 2003 and 2002:



                                    2003              2002
                                -----------       -----------
Audit Fees (1)................. $    72,300       $    66,540
Audit-Related Fees (2).........      60,000            10,000
Tax Fees (3)...................       ---               ---
All Other Fees.................       ---               ---
           --                   -----------       -----------
Total.......................... $   132,300        $   76,540




       The Audit Committee pre-approves all audit-related and non-audit services not prohibited by law to be performed by InKine's independent auditors. The Audit Committee determined that the provisions of such services by KPMG LLP was compatible with the maintenance of such firm's independence in the conduct of its audit functions.

______________

(1 Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements.

(2) Audit-related fees represent fees for audit services in connection with comfort letters and consents provided in connection with securities offerings and other statutory and regulatory filings.

                                  OTHER MATTERS

         The Board of Directors is not aware of any matters not set forth herein that may come before the meeting. If, however, further business properly comes before the meeting, the persons named in the proxies will vote the shares represented thereby in accordance with their judgment.

Householding

         On June 1, 2002, the Company adopted a new procedure approved by the Securities and Exchange Commission called "householding." Under this procedure, shareholders with the same last name and address that do not participate in electronic delivery will receive only one copy of the annual proxy materials, unless they notify the Company that they wish to continue receiving multiple copies. The Company has undertaken householding to reduce its printing costs and postage fees.

         If you wish to opt-out of householding and continue to receive multiple copies of the proxy materials at the same address, you may do so at any time prior to thirty (30) days before the mailing of proxy materials, which typically are mailed in April of each year, by notifying the Company in writing or by telephone at: InKine Investor Relations, 1787 Sentry Parkway West, Building 18, Suite 440, Blue Bell, PA 19422, (215) 283-6850. You also may request additional copies of the proxy materials by notifying the Company in writing or by telephone at the same address or telephone number.

         If you share an address with another shareholder and currently are receiving multiple copies of the proxy materials, you may request householding by notifying the Company at the above-referenced address or telephone number.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such reports received by the Company, the Company believes that during the year ended December 31, 2003 all filing requirements applicable to its officers, directors and 10% shareholders were satisfied, except with respect to (i) a Form 4 filing on February 9, 2003 related to four February 2003 transactions by Mr. LeShufy, (ii) eight Form 4 filings on August 29, 2003 related to a June 2003 stock option grant to each of the Company's eight directors and executive officers and (iii) a Form 4 filing on April 28, 2004 related to three June 2001 transactions by Mr. Ratoff.

Annual Report on Form 10-K

         The Company has furnished without charge to each person whose proxy is being solicited, a copy of the Company's Annual Report to Shareholders on Form 10-K, for the year ended December 31, 2003, including the financial statements, but excluding exhibits. Requests for additional copies of such report should be directed to the Company, Attention: Investor Relations, InKine Pharmaceutical Company, Inc., 1787 Sentry Parkway West, Building 18, Suite 440, Blue Bell, Pennsylvania 19422.

Available Information

         The Company's internet address is www.inkine.com. We make available on our website under "Investor Relations/SEC Reports" our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Our Code of Conduct as well as the charters of our compensation committee, nominating committee and audit committee are available in print upon any request by a shareholder and are also available on our website under "Investor Relations/Corporate Governance."

Shareholder Proposals for the Next Annual Meeting

         We anticipate that the 2005 Annual Meeting of Shareholders will be held in the second fiscal quarter of 2005. Any shareholders who intend to present proposals at the 2005 Annual Meeting, and who wish to have such proposal included in InKine's Proxy Statement for the 2005 Annual Meeting, must follow the procedures prescribed in Rule 14a-8 of the Exchange Act of 1934. To be considered timely, a proposal for inclusion in our proxy statement and form of proxy submitted pursuant to Rule 14a-8 for our 2005 Annual meeting must be received by December 30, 2004. Under our by-laws, shareholder nominees or other proper business proposals must be made by timely written notice given by or on behalf of a shareholder of record of the Company to the Secretary of the Company at 1787 Sentry Parkway West, Building 18, Suite 440, Blue Bell, Pennsylvania 19422. For information about the policies of the Company's Nominating Committee relating to shareholder nominees, see "Corporate Governance - Nominating Committee" in this proxy statement.

         Shareholders intending to present proposals at the next annual meeting of the Company, and not intending to have such proposals included in the Company's next Proxy Statement must send their proposal to the Secretary of the Company at 1787 Sentry Parkway West, Building 18, Suite 440, Blue Bell, Pennsylvania 19422 not later than March 15, 2005. If notification of a shareholder proposal is not received by the above date, the Company may vote, in its discretion, any and all of the proxies received in its solicitation against such proposal.

                                            By Order of the Board of Directors,

                                            /s/ Robert F. Apple
                                            -------------------

                                            Robert F. Apple,
                                            Secretary

April 28, 2004

                                                                      APPENDIX A

                       INKINE PHARMACEUTICAL COMPANY, INC.
                             AUDIT COMMITTEE CHARTER


Purpose

The Audit Committee has been established by the Board of Directors to assist the Board in fulfilling its fiduciary responsibilities by overseeing the quality and integrity of the Company's financial statements, the financial reporting processes, internal accounting and financial controls, the qualifications and independence of the independent auditors, the annual independent audit of the Company's financial statements, and other aspects of the financial management of the Company, including overseeing the establishment and maintenance of processes to assure compliance by the Company with all applicable laws, regulations and Company policy. In so doing, it is the responsibility of the Audit Committee to foster free and open means of communication between the directors, the independent auditors and the financial management of the Company.

Organization

The Committee shall consist of at least three members elected by the Board at the first Board meeting following the annual shareholders' meeting to serve until their successors shall be duly elected and qualified. The Chair of the Committee shall be designated by the Board. The composition of the membership of the Committee shall comply with all applicable statutes and the rules and regulations of the Securities and Exchange Commission ("SEC") and the Nasdaq Stock Market. Each member will be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment.

Meetings

The Committee shall meet at such times as it determines, but not less frequently than quarterly. Special meetings may be called by the Chair. The Committee will cause to be kept adequate minutes of all of its proceedings, and will report its actions to the next meeting of the Board. The Committee will be governed by the same rules regarding meetings, action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. As part of its obligation to foster open communications, the Committee shall meet from time to time with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

Authority of Committee

The Committee shall have the sole authority to appoint and dismiss the Company's independent auditors. The independent auditor shall report directly to the Committee. The Committee shall have the sole authority to approve the amount of fees and other terms of any engagement by the Company of the independent auditors. The Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Committee may request any director, officer or employee of the Company or the Company's outside counsel, or independent auditor or other consultant to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee may form and delegate authority to a subcommittee of the Committee, consisting of one or more members of the Committee, whenever it deems appropriate.

Responsibilities and Duties

To fulfill its responsibilities and duties the Committee shall:

     Independent Audit and Independent Auditors.
     -------------------------------------------

         o  Appoint and dismiss the Company's independent auditors.

         o Review and approve the independent auditor's proposed audit scope, approach, staffing and fees.

         o Pre-approve all audit and permitted non-audit services to be performed by the independent auditors subject to such procedures as may be established by the Committee.

         o At least annually, obtain and review a report by the independent auditors describing the firm's internal quality-control procedures, any material issues raised by the most recent internal quality-control or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

         o Receive on a periodic basis, not less frequently than annually, from the independent auditors a written statement delineating all relationships between the independent auditors and the Company, including each non-audit service provided to the Company.

         o Actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

         o Discussh with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

         o Receive and review with management any management letter provided by the independent auditors and the Company's response to that letter, review with the independent auditors any problems or difficulties the auditors may have encountered and any disagreements with management.

         o Discuss with the independent auditor whether it has identified the existence of any issues of the type described in Section 10A of the Securities Exchange Act of 1934 (concerning detection of illegal acts).

         o Review and approve hiring policies for employees or former employees of the independent auditors.

     Financial Statement Review.
     ---------------------------

         o  Oversee the annual and quarterly financial reporting processes.

                o The Committee shall review with management and the independent auditors the financial statements and Management's Discussion and Analysis ("MD&A") to be included in the Company's Annual Report on Form 10-K prior to filing or distribution, including the applicability of critical accounting policies, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. The Committee shall also discuss the results of the annual audit and any other matter required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

                o The Committee shall review with management the interim financial statements and MD&A to be included in the Company's quarterly reports on Form 10-Q prior to filing or distribution. The Committee shall also discuss the results of the quarterly reviews and any other matters required to be communicated to the Committee by the independent auditors under current regulations and standards.

         o Discuss with management the Company's earnings press releases, including the use of non-GAAP information, as well as financial information and earnings guidance provided to analysts.

         o Obtain and review periodic reports at least annually from management and the independent auditors assessing the effectiveness of the Company's internal control structure and procedures for financial reporting and including:

                o all significant deficiencies or material weaknesses in the design or operation of internal controls,

                o any fraud, whether or not material, that involves management or other employees having a significant role in the internal controls, and

                o all significant changes to internal controls, including corrective actions, since the last report to the Committee.

Company's Obligations

The Company shall be obligated to provide for appropriate funding, as determined by the Committee, for payment for:


         o Compensation to any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services.

         o  Compensation to any advisors employed by the Committee.

         o Ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Compliance Matters

Review the Company's Code of Conduct on at least an annual basis.

Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Review reports and disclosures of insider and affiliated party transactions to be provided periodically, and not less often than annually, by the Company's general counsel. The Committee's approval shall be required for all related party transactions which are required to be disclosed pursuant to SEC Regulation S-K, Item 404.

Review with the Company's counsel legal and regulatory matters that may have a material impact on the Company's financial statements.

Review and discuss guidelines and policies by which the Company undertakes risk assessment and risk management.

Reports

Prepare the report required by the rules of the SEC to be included in the Company's proxy statement.

Review and reassess the adequacy of this charter annually and submit any recommended changes to the Board for approval.

Conduct an evaluation of the Committee's performance at least annually.

The Chair of the Committee shall regularly report to the Board regarding the Committee's actions.

<

                                                                      APPENDIX B

                       INKINE PHARMACEUTICAL COMPANY, INC.
                         COMPENSATION COMMITTEE CHARTER

Purpose


The Compensation Committee is appointed by the Board of Directors to review and approve the Corporation's compensation and benefit programs.


Committee Membership


The Committee will be composed of at least three directors. All members of the Committee shall satisfy the definition of "independent" under the listing standards of The Nasdaq Stock Market ("Nasdaq"). The Committee members will be appointed by the Board and may be removed by the Board in its discretion. The Chairman of the Committee will be designated by the Board. The Committee shall have the authority to delegate any of its responsibilities to one or more subcommittees as the Committee may from time to time deem appropriate. Each such subcommittee shall consist of one or more members of the Committee. The Committee shall also have the authority to delegate any of its administrative or other responsibilities to executive officers or other employees of the Corporation where such delegation is consistent with applicable law and Nasdaq listing standards.


Meetings


The Committee shall meet as often as its members deem necessary to perform the Committee's responsibilities.


Committee Authority and Responsibilities

The Committee shall:

    o evaluate the performance of the Chief Executive Officer in light of the Corporation's goals and objectives and determine the Chief Executive Officer's compensation based on this evaluation and such other factors as the Committee shall deem appropriate;

    o approve all salary, bonus, and long-term incentive awards for executive officers;

    o approve the aggregate amounts and methodology for determination of all salary, bonus, and long-term incentive awards for all employees other than executive officers;

    o review and recommend employee equity-based plans to the full Board and approve all grants and awards thereunder;

    o review and approve changes in the Corporation's qualified benefit plans that result in a material change in costs or the benefit levels provided;

    o administer the Corporation's stock option and other equity incentive plans; and

    o approve the annual Committee report on executive compensation for inclusion in the Corporation's proxy statement.


The Committee will have the authority, to the extent it deems necessary or appropriate, to retain compensation consultants and other professional advisors to assist it in carrying out its responsibilities. The Corporation will provide for appropriate funding, as determined by the Committee, for payment of the fees and expenses of any advisors retained by the Committee.


The Committee will make regular reports to the Board and will propose any necessary action to the Board. Such reports shall provide information with respect to any delegation of authority by the full Committee to a Subcommittee, to management, or to third parties. The Committee will review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. The Committee will annually evaluate the Committee's own performance and provide a report on such evaluation to the Board.

                                                                      APPENDIX C

                       INKINE PHARMACEUTICAL COMPANY, INC.
                          NOMINATING COMMITTEE CHARTER


Purpose

The purpose of the Nominating Committee is to (1) identify qualified individuals to become members of the Corporation's Board of Directors, and (2) select the director nominees to be presented for election at each annual meeting of shareholders.

Committee Membership and Organization

The Committee shall be compose of at least three directors, each of whom satisfies the definition of "independent" under the listing standards of The Nasdaq Stock Market ("Nasdaq") and applicable law. The Committee members shall be appointed by the Board and may be removed by the Board in its discretion. The Chairman of the Committee shall be designated by the Board.

Meetings

The Committee shall meet as often as its members deem necessary to perform the Committee's responsibilities.

Committee Responsibilities and Authority

The Committee shall have the following authority and responsibilities:

    o Prior to each annual meeting of shareholders, following determination by the Board of the number of directors to be elected at such meeting, the Committee shall identify individuals qualified to stand for re-election or to become new members of the Board, consistent with any qualifications, expertise and characteristics which may have been approved by the Board or determined by the Committee from time to time; the Committee shall evaluate incumbent directors whose terms are expiring at the meeting and consider their qualifications to stand for re-election; and the Committee shall evaluate nominees for election to the Board submitted by shareholders in accordance with procedures adopted by the Committee, the By-laws of the Corporation, and applicable law.

    o In the event of a vacancy on the Board, following determination by the Board that such vacancy shall be filled, the Committee shall identify individuals qualified to fill such vacancy, consistent with any qualifications, expertise and characteristics which may have been approved by the Board or determined by the Committee from time to time.

    o Before selecting any nominee for director, the Committee shall review the candidate's availability and willingness to serve.

The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain any search firm to assist in identifying and evaluating director candidates and to retain independent legal counsel and any other advisors. The Company shall provide adequate funding, as determined by the Committee, for payment of compensation for any advisors retained by the Committee.

The Committee shall make regular reports to the Board and will propose any necessary action to the Board.

The Committee shall review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board. The Committee shall annually evaluate the Committee's own performance and provide a report on such evaluation to the Board.

                                                                      APPENDIX D


                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                       INKINE PHARMACEUTICAL COMPANY, INC.

           Under Section 805 of the New York Business Corporation Law

         IT IS HEREBY CERTIFIED THAT:

         FIRST: The name of the corporation is InKine Pharmaceutical Company, Inc. (the "Corporation"). The original name under which the Corporation was formed was Panax Pharmaceutical Company Ltd.

         SECOND: The Certificate of Incorporation of the Corporation was filed by the Department of State of New York on May 27, 1993.

         THIRD: The effect of this Certificate of Amendment to the Certificate of Incorporation of the Corporation is to remove any and all shareholder preemptive rights.

         FOURTH: To accomplish the foregoing amendment, Article FOURTH of the Certificate of Incorporation of the Corporation, which relates to the capital stock of the Corporation, shall be amended by the addition of a second paragraph that immediately follows the first and only paragraph of current Article FOURTH, which second paragraph shall state:

                  No holder of shares of the Corporation shall be entitled as of right to subscribe for, purchase or receive any new or additional shares of any class, whether now or hereafter authorized, or any notes, bonds, debentures or other securities convertible into, or carrying options or warrants to purchase, shares of any class; but all such new or additional shares of any class, or notes, bonds, debentures or other securities convertible into, or carrying options or warrants to purchase, shares of any class may be issued or disposed of by the Board of Directors of the Corporation to such persons and on such terms as it, in its absolute discretion, may deem advisable.

         FIFTH: The foregoing amendment of the Certificate of Incorporation of the Corporation was authorized by the vote in writing of all the members of the Board of Directors of the Corporation, followed by the affirmative vote of a majority of the holders of all of the outstanding shares of the Corporation entitled to vote on the said amendment of the Certificate of Incorporation.

         IN WITNESS WHEREOF, the undersigned subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained herein have been examined by the undersigned and are true and correct.

Dated:  ______________, 2004          InKine Pharmaceutical Company, Inc.

                                      --------------------------------
                                      By:      Leonard S. Jacob, M.D., Ph. D.
                                      Title:   Chairman of the Board and
                                               Chief Executive Officer

                                      --------------------------------
                                      By:      Robert F. Apple
                                      Title:   Secretary and Chief Operating
                                               and Financial Officer

                                                                      APPENDIX E

                   SECTION 623 OF THE BUSINESS CORPORATION LAW
                            OF THE STATE OF NEW YORK



(a) A shareholder intending to enforce his right under a section of this chapter to receive payment for his shares if the proposed corporate action referred to therein is taken shall file with the corporation, before the meeting of shareholders at which the action is submitted to a vote, or at such meeting but before the vote, written objection to the action. The objection shall include a notice of his election to dissent, his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares if the action is taken. Such objection is not required from any shareholder to whom the corporation did not give notice of such meeting in accordance with this chapter or where the proposed action is authorized by written consent of shareholders without a meeting.

(b) Within ten days after the shareholders' authorization date, which term as used in this section means the date on which the shareholders' vote authorizing such action was taken, or the date on which such consent without a meeting was obtained from the requisite shareholders, the corporation shall give written notice of such authorization or consent by registered mail to each shareholder who filed written objection or from whom written objection was not required, excepting any shareholder who voted for or consented in writing to the proposed action and who thereby is deemed to have elected not to enforce his right to receive payment for his shares.

(c) Within twenty days after the giving of notice to him, any shareholder from whom written objection was not required and who elects to dissent shall file with the corporation a written notice of such election, stating his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares. Any shareholder who elects to dissent from a merger under section 905 (Merger of subsidiary corporation) or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations) or from a share exchange under paragraph (g) of section 913 (Share exchanges) shall file a written notice of such election to dissent within twenty days after the giving to him of a copy of the plan of merger or exchange or an outline of the material features thereof under section 905 or 913.

(d) A shareholder may not dissent as to less than all of the shares, as to which he has a right to dissent, held by him of record, that he owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary.

(e) Upon consummation of the corporate action, the shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights under this section. A notice of election may be withdrawn by the shareholder at any time prior to his acceptance in writing of an offer made by the corporation, as provided in paragraph (g), but in no case later than sixty days from the date of consummation of the corporate action except that if the corporation fails to make a timely offer, as provided in paragraph (g), the time for withdrawing a notice of election shall be extended until sixty days from the date an offer is made. Upon expiration of such time, withdrawal of a notice of election shall require the written consent of the corporation. In order to be effective, withdrawal of a notice of election must be accompanied by the return to the corporation of any advance payment made to the shareholder as provided in paragraph (g). If a notice of election is withdrawn, or the corporate action is rescinded, or a court shall determine that the shareholder is not entitled to receive payment for his shares, or the shareholder shall otherwise lose his dissenters' rights, he shall not have the right to receive payment for his shares and he shall be reinstated to all his rights as a shareholder as of the consummation of the corporate action, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.

(f) At the time of filing the notice of election to dissent or within one month thereafter the shareholder of shares represented by certificates shall submit the certificates representing his shares to the corporation, or to its transfer agent, which shall forthwith note conspicuously thereon that a notice of election has been filed and shall return the certificates to the shareholder or other person who submitted them on his behalf. Any shareholder of shares represented by certificates who fails to submit his certificates for such notation as herein specified shall, at the option of the corporation exercised by written notice to him within forty-five days from the date of filing of such notice of election to dissent, lose his dissenter's rights unless a court, for good cause shown, shall otherwise direct. Upon transfer of a certificate bearing such notation, each new certificate issued therefor shall bear a similar notation together with the name of the original dissenting holder of the shares and a transferee shall acquire no rights in the corporation except those which the original dissenting shareholder had at the time of transfer.

(g) Within fifteen days after the expiration of the period within which shareholders may file their notices of election to dissent, or within fifteen days after the proposed corporate action is consummated, whichever is later (but in no case later than ninety days from the shareholders' authorization date), the corporation or, in the case of a merger or consolidation, the surviving or new corporation, shall make a written offer by registered mail to each shareholder who has filed such notice of election to pay for his shares at a specified price which the corporation considers to be their fair value. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares. If the corporate action has been consummated, such offer shall also be accompanied by (1) advance payment to each such shareholder who has submitted the certificates representing his shares to the corporation, as provided in paragraph (f), of an amount equal to eighty percent of the amount of such offer, or (2) as to each shareholder who has not yet submitted his certificates a statement that advance payment to him of an amount equal to eighty percent of the amount of such offer will be made by the corporation promptly upon submission of his certificates. If the corporate action has not been consummated at the time of the making of the offer, such advance payment or statement as to advance payment shall be sent to each shareholder entitled thereto forthwith upon consummation of the corporate action. Every advance payment or statement as to advance payment shall include advice to the shareholder to the effect that acceptance of such payment does not constitute a waiver of any dissenters' rights. If the corporate action has not been consummated upon the expiration of the ninety day period after the shareholders' authorization date, the offer may be conditioned upon the consummation of such action. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or if divided into series, of the same series and shall be accompanied by a balance sheet of the corporation whose shares the dissenting shareholder holds as of the latest available date, which shall not be earlier than twelve months before the making of such offer, and a profit and loss statement or statements for not less than a twelve month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such twelve month period, for the portion thereof during which it was in existence. Notwithstanding the foregoing, the corporation shall not be required to furnish a balance sheet or profit and loss statement or statements to any shareholder to whom such balance sheet or profit and loss statement or statements were previously furnished, nor if in connection with obtaining the shareholders' authorization for or consent to the proposed corporate action the shareholders were furnished with a proxy or information statement, which included financial statements, pursuant to Regulation 14A or Regulation 14C of the United States Securities and Exchange Commission. If within thirty days after the making of such offer, the corporation making the offer and any shareholder agree upon the price to be paid for his shares, payment therefor shall be made within sixty days after the making of such offer or the consummation of the proposed corporate action, whichever is later, upon the surrender of the certificates for any such shares represented by certificates.

(h) The following procedure shall apply if the corporation fails to make such offer within such period of fifteen days, or if it makes the offer and any dissenting shareholder or shareholders fail to agree with it within the period of thirty days thereafter upon the price to be paid for their shares:

       (1) The corporation shall, within twenty days after the expiration of whichever is applicable of the two periods last mentioned, institute a special proceeding in the supreme court in the judicial district in which the office of the corporation is located to determine the rights of dissenting shareholders and to fix the fair value of their shares. If, in the case of merger or consolidation, the surviving or new corporation is a foreign corporation without an office in this state, such proceeding shall be brought in the county where the office of the domestic corporation, whose shares are to be valued, was located.

       (2) If the corporation fails to institute such proceeding within such period of twenty days, any dissenting shareholder may institute such proceeding for the same purpose not later than thirty days after the expiration of such twenty day period. If such proceeding is not instituted within such thirty day period, all dissenter's rights shall be lost unless the supreme court, for good cause shown, shall otherwise direct.

       (3) All dissenting shareholders, excepting those who, as provided in paragraph (g), have agreed with the corporation upon the price to be paid for their shares, shall be made parties to such proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons, and upon each nonresident dissenting shareholder either by registered mail and publication, or in such other manner as is permitted by law. The jurisdiction of the court shall be plenary and exclusive.

       (4) The court shall determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation does not request any such determination or if the court finds that any dissenting shareholder is so entitled, it shall proceed to fix the value of the shares, which, for the purposes of this section, shall be the fair value as of the close of business on the day prior to the shareholders' authorization date. In fixing the fair value of the shares, the court shall consider the nature of the transaction giving rise to the shareholder's right to receive payment for shares and its effects on the corporation and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors. The court shall determine the fair value of the shares without a jury and without referral to an appraiser or referee. Upon application by the corporation or by any shareholder who is a party to the proceeding, the court may, in its discretion, permit pretrial disclosure, including, but not limited to, disclosure of any expert's reports relating to the fair value of the shares whether or not intended for use at the trial in the proceeding and notwithstanding subdivision (d) of section 3101 of the civil practice law and rules.

       (5) The final order in the proceeding shall be entered against the corporation in favor of each dissenting shareholder who is a party to the proceeding and is entitled thereto for the value of his shares so determined.

       (6) The final order shall include an allowance for interest at such rate as the court finds to be equitable, from the date the corporate action was consummated to the date of payment. In determining the rate of interest, the court shall consider all relevant factors, including the rate of interest which the corporation would have had to pay to borrow money during the pendency of the proceeding. If the court finds that the refusal of any shareholder to accept the corporate offer of payment for his shares was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.

       (7) Each party to such proceeding shall bear its own costs and expenses, including the fees and expenses of its counsel and of any experts employed by it. Notwithstanding the foregoing, the court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by the corporation against any or all of the dissenting shareholders who are parties to the proceeding, including any who have withdrawn their notices of election as provided in paragraph (e), if the court finds that their refusal to accept the corporate offer was arbitrary, vexatious or otherwise not in good faith. The court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by any or all of the dissenting shareholders who are parties to the proceeding against the corporation if the court finds any of the following: (A) that the fair value of the shares as determined materially exceeds the amount which the corporation offered to pay; (B) that no offer or required advance payment was made by the corporation; (C) that the corporation failed to institute the special proceeding within the period specified therefor; or (D) that the action of the corporation in complying with its obligations as provided in this section was arbitrary, vexatious or otherwise not in good faith. In making any determination as provided in clause (A), the court may consider the dollar amount or the percentage, or both, by which the fair value of the shares as determined exceeds the corporate offer.


       (8) Within sixty days after final determination of the proceeding, the corporation shall pay to each dissenting shareholder the amount found to be due him, upon surrender of the certificates for any such shares represented by certificates.

(i) Shares acquired by the corporation upon the payment of the agreed value therefor or of the amount due under the final order, as provided in this section, shall become treasury shares or be cancelled as provided in section 515 (Reacquired shares), except that, in the case of a merger or consolidation, they may be held and disposed of as the plan of merger or consolidation may otherwise provide.

(j) No payment shall be made to a dissenting shareholder under this section at a time when the corporation is insolvent or when such payment would make it insolvent. In such event, the dissenting shareholder shall, at his option:

         (1) Withdraw his notice of election, which shall in such event be deemed withdrawn with the written consent of the corporation; or

         (2) Retain his status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the non-dissenting shareholders, and if it is not liquidated, retain his right to be paid for his shares, which right the corporation shall be obliged to satisfy when the restrictions of this paragraph do not apply.

         (3) The dissenting shareholder shall exercise such option under subparagraph (1) or (2) by written notice filed with the corporation within thirty days after the corporation has given him written notice that payment for his shares cannot be made because of the restrictions of this paragraph. If the dissenting shareholder fails to exercise such option as provided, the corporation shall exercise the option by written notice given to him within twenty days after the expiration of such period of thirty days.

(k) The enforcement by a shareholder of his right to receive payment for his shares in the manner provided herein shall exclude the enforcement by such shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in paragraph
         (e), and except that this section shall not exclude the right of such shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is unlawful or fraudulent as to him.

(l) Except as otherwise expressly provided in this section, any notice to be given by a corporation to a shareholder under this section shall be given in the manner provided in section 605 (Notice of meetings of shareholders).

(m) This section shall not apply to foreign corporations except as provided in subparagraph (e)(2) of section 907 (Merger or consolidation of domestic and foreign corporations).

                                                                      APPENDIX F

                       INKINE PHARMACEUTICAL COMPANY, INC.
                          2004 EQUITY COMPENSATION PLAN

       The purpose of the InKine Pharmaceutical Company, Inc. 2004 Equity Compensation Plan (the "Plan") is to provide (i) designated officers (including officers who are also directors) and other employees of InKine Pharmaceutical Company, Inc. (the "Company") and its subsidiaries, and (ii) non-employee members of the board of directors of the Company (the "Board") with the opportunity to receive grants of incentive stock options, nonqualified stock options or restricted stock. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's shareholders, and will align the economic interests of the participants with those of the shareholders. For purposes of the Plan, the term subsidiary shall refer to any company (whether a corporation, partnership, joint venture or other entity) in which the Company owns, directly or indirectly, a majority of the shares of capital stock or other equity interest.

1.       ADMINISTRATION.
         ---------------

         a. Committee. The Plan shall be administered and interpreted by a committee (the "Committee"), which shall consist of two or more persons appointed by the Board, all of whom shall be "outside directors" as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and related Treasury regulations and non-employee directors as defined under Rule 16b-3 under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). Notwithstanding the foregoing, the Board may ratify or approve (and, in the case of Grants to the members of the Committee, shall approve) Grants, in which case references to the Committee shall be deemed to include the Board.

         b. Committee Authority. The Committee shall have the sole authority to
(i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, and (iv) deal with any other matters arising under the Plan.

         c. Committee Determinations. The Committee shall have full power and authority to administer and interpret the Plan, make factual determinations correct any defect and/or supply any omission in the Plan and instrument or agreement relating to, or Grant made under, the Plan, and adopt, amend, suspend or waive such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant hereunder.

2.       GRANTS.
         -------

         Awards under the Plan may consist of grants of stock options as described in Section 5 ("Options") or restricted stock as described in Section 6 ("Restricted Stock") or a combination of both (hereinafter individually or collectively referred to as ("Grants"). All Grants shall be subject to the terms and conditions set forth herein and to those other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument or an amendment to the grant instrument (the "Grant Instrument"). The Committee shall approve the form and provisions of each Grant Instrument. Grants under a particular Section of the Plan need not be uniform as among the grantees.

3.       SHARES SUBJECT TO THE PLAN.
         --------------------------

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         a.   Shares Authorized. Subject to the adjustment specified below, the aggregate number of shares of common stock of the Company (the "Company Stock") that may be issued or transferred under the Plan is 2,000,000 shares. The maximum number of shares of Company Stock that may be issued or transferred as Restricted Stock shall not exceed twenty five percent (25%) of the aggregate number of shares of Company Stock that may be issued or transferred under the Plan. Notwithstanding anything in the Plan to the contrary, the maximum aggregate number of shares of Company Stock that shall be subject to Grants made under the Plan to any one individual during any calendar year shall be 300,000 shares of Company Stock. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or if any shares of Restricted Stock are forfeited, the shares subject to such Grants shall again be available for grant under the Plan. Notwithstanding anything in the Plan to the contrary, the Committee shall not amend any Grant Instrument to decrease the Exercise Price of an Option below the Fair Market Value of the Option as of the date on which such Option was granted, and the Committee shall not exchange or substitute any Option for an Option at an Exercise Price that is below the Fair Market Value of the exchanged or substituted Option as of the date on which the exchanged or substituted Option was granted.

         b. Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in a year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share or the applicable market value of such Grants may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive.

4.       ELIGIBILITY FOR PARTICIPATION.
         ------------------------------

         a. Eligible Persons. All employees of the Company and its subsidiaries ("Employees"), including Employees who are officers or members of the Board, and members of the Board who are not Employees ("Non-Employee Directors") shall be eligible to participate in the Plan.

         b. Selection of Grantees. The Committee shall select the Employees and Non-Employee Directors to receive Grants and determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines. Employees and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as "Grantees."

5.       OPTION GRANTS.
         --------------

         a. Number of Shares. The Committee, in its sole discretion, shall determine the number of shares of Company Stock that will be subject to each Grant of Options to any Employee or Non-Employee Director.

         b. Type of Option and Price.

               i. The Committee may grant Options that are intended to qualify as "incentive stock options" within the meaning of section 422 of the Code ("Incentive Stock Options") or Options which are not intended to so qualify ("Nonqualified Stock Options") or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein.

               ii. The purchase price (the "Exercise Price") of Company Stock subject to an Option shall be determined by the Committee and shall not be less than the Fair Market Value (as defined below) of a share of such Stock on the date the Option is granted; provided, however, that an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any "parent corporation" or "subsidiary corporation" of the Company (within the meaning of sections 424(e) and 424(f) of the Code, respectively), unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.

               iii. If the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (1) if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (2) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.


         c. Option Term. The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

         d. Exercisability of Options. Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee, in its sole discretion, and specified in the Grant Instrument. The Committee, in its sole discretion, may accelerate the exercisability of any or all outstanding Options at any time for any reason.

         e. Termination of Employment or Service.

     i. Except as provided below, an Option may only be exercised while the Grantee is employed by, or providing service to, the Company as an Employee or Non-Employee Director. In the event that a Grantee ceases to be employed by, or provide service to, the Company for any reason, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within such time period after the date on which the Grantee ceases to be employed by, or provide service to, the Company as determined by the Committee, but in any event no later than the date of expiration of the Option term (Post-Termination Exercise Period). The Committee may specify the Post-Termination Exercise Period applicable to a Grantee in the Grant Instrument. Except as otherwise provided by the Committee, any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

     ii. Notwithstanding the foregoing, in the event the Grantee ceases to be employed by, or provide service to, the Company on account of termination for Cause (as hereinafter defined) by the Company, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by, or provide service to, the Company, and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares.

     iii. For purposes of this Section 5. e and Section 6: (A) the term "Company" shall refer to the Company and its subsidiaries; (B) "Employed by", or "provide service to", the Company shall mean employment or service as an Employee or Non-Employee Director (so that, for purposes of exercising Options and satisfying conditions with respect to Restricted Stock, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee and/or a Non-Employee Director), unless the Committee determines otherwise; (C) "Cause" shall mean (i) the Grantee's willful misconduct with respect to the business and affairs of the Company or any subsidiary or affiliate thereof; (ii) the Grantee's gross neglect of duties or failure to act which materially and adversely affects the business or affairs of the Company or any subsidiary or affiliate thereof; (iii) the Grantee's commission of an act involving embezzlement or fraud or conviction for any felony; or (iv) the Grantee's breach of an employment agreement with the Company or any subsidiary or affiliate thereof.

         f. Exercise of Options. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Committee with payment of the Exercise Price. The Grantee shall pay the Exercise Price specified in the Grant Instrument (i) in cash, (ii) with the approval of the Committee, by delivering shares of Company Stock owned by the Grantee(including Company Stock acquired in connection with the exercise of a Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price, or (iii) by such other method as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Such notice may instruct the Company to deliver shares of Company Stock due upon the exercise of the Option to any registered broker or dealer designated by the Committee ("Designated Broker") in lieu of delivery to the Grantee. Such instructions must designate the account into which the shares are to be deposited. The Grantee may tender a notice of exercise, which has been properly executed by the Grantee, and the aforementioned delivery instructions to any Designated Broker. Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due at the time of exercise.

         g. Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the Company Stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or subsidiary, exceeds $100,000, then such Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent corporation or a subsidiary corporation(within the meaning of sections 424(e) and 424(f) of the Code, respectively).

6.       RESTRICTED STOCK GRANTS.
         ------------------------

         a. The Committee may issue or transfer shares of Company Stock to any Employee or Non-Employee Director under a Grant of Restricted Stock, upon such terms as the Committee deems appropriate. The following provisions are applicable to Restricted Stock:

               i. General Requirements. Shares of Company Stock issued or transferred pursuant to Restricted Stock Grants may be issued or transferred for cash consideration or for no cash consideration, at the sole discretion of the Committee. Subject to Section 6 a.vi. the Committee may establish conditions under which restrictions on shares of Restricted Stock shall lapse over a period of time or according to such other criteria as the Committee deems appropriate. The period of time during which the Restricted Stock remain subject to restrictions will be established by the Committee and designated in the Grant Instrument as the "Restriction Period."

               ii. Number of Shares. The Committee shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Restricted Stock Grant and the restrictions applicable to such shares.

               iii. Requirement of Employment or Service. If the Grantee ceases to be employed by, or provide service to, the Company during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Restricted Stock Grant shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

               iv. Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Restricted Stock except to a Successor Grantee under Section 9 a. Each certificate for a share of Restricted Stock shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to receive a stock certificate or certificates, or have the legend removed from the stock certificate or certificates covering any of the shares subject to restrictions, as applicable, when all restrictions on such shares have lapsed. The Committee, in its sole discretion, may determine that the Company will not issue certificates for shares of Restricted Stock, or that the Company retain possession of certificates for any shares issued pursuant to a Restricted Stock Grant, until all restrictions on such shares have lapsed.

               v. Right to Vote and to Receive Cash Dividends. Unless the Committee determines otherwise, during the Restriction Period, the Grantee shall have the right to vote any shares of Restricted Stock which have been issued or transferred to the Grantee on the stock transfer records of the Company and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee.

               vi. Lapse of Restrictions. All restrictions imposed on Restricted Stock shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee. Subject to this Section 6 a.vi, the Committee may determine, as to any or all Restricted Stock Grants, that all the restrictions shall lapse without regard to any Restriction Period.

                    (a) With respect to Restricted Stock Grants intended to
               qualify as "performance-based compensation" under Section 162(m) of the Code, the Committee shall establish and administer performance goals ("Performance Goals") in the manner described in this Section 6 a.vi as a condition to the vesting of such Grants. For this purpose, Performance Goals means the performance objectives during the Restricted Period established for the purpose of determining whether, and to what extent the Grant of Restricted Stock will be earned for a Restricted Period which shall be established with reference to one or more of the following in respect of the Company or a subsidiary, division or operating unit thereof, or any combination thereof: (1) stock price, (2) earnings per share, (3) net earnings, (4) operating earnings, (5) return on assets, (6) shareholder return, (7) return on equity, (8) growth in assets, (9) unit volume, (10) sales, (11) market share or (12) strategic business criteria consisting of one or more objectives based on (i) meeting specified revenue goals, (ii) market penetration goals, (iii) geographic business expansion goals, (iv) cost targets, (v) goals relating to acquisitions or divestitures, or (vi) goals relating to product development objectives. The Committee may, during the Restricted Period and subject to Section 6 a. vi(b) below, make such adjustments to the Performance Goals as it may deem appropriate, to compensate for, or reflect (x) extraordinary or non-recurring events experienced during the Restricted Period by the Company or by any other corporation whose performance is relevant to the determination of whether the Performance Goals have been attained (y) any significant changes that may have occurred during such Restricted Period in applicable accounting rules or principles or changes in the Company's method of accounting or in that of any other corporation whose performance is relevant to the determination of the Performance Goals or (z) any significant changes that may have occurred during such Restricted Period in tax laws or other laws or regulations that alter or affect the computation of the measures of the Performance Goals.

                    (b) To the extent a Grant of Restricted Stock is intended to qualify as "performance-based compensation" under Section 162(m) of the Code, (x) the Performance Goals and (y) the schedule relating to the accomplishment of the Performance Goals with respect to such Grant shall be established in writing by the Committee prior to the Restricted Period or during such period permitted by Section 162(m) of the Code. At the completion of such Restricted Period, or at such other times during the Restricted Period as specified by the Committee in the Grant Instrument, the Committee shall determine and certify the extent to which the Performance Goals have been attained with respect to such Grant. With respect to each Grant of Restricted Stock intended to qualify as "performance-based compensation" under
               Section 162(m) of the Code, the Committee shall establish and administer the Grant and Performance Goals (including the timing of the establishment of the Performance Goals, adjustment to the Performance Goals and the determination and certification of the extent to which the Performance Goals have been attained) in the manner designed to preserve such Grants as such "performance-based compensation."

7.       WITHHOLDING OF TAXES.
         ---------------------

         a. Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require the Grantee or other person receiving shares to pay to the Company the amount of any such taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from the amount payable under a Grant or from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

         b. Election to Withhold Shares. If the Committee so permits, a Grantee may elect to satisfy the Company's income tax withholding obligation with respect to an Option or Restricted Stock by having shares withheld up to an amount that does not exceed the applicable withholding tax for federal (including FICA), state and local tax liabilities. The election must be in the form and manner prescribed by the Committee and is subject to the prior approval of the Committee.

8. TRANSFERABILITY OF GRANTS.
  --------------------------

         a. Nontransferability of Grants. Except as provided below, only the Grantee may exercise rights under a Grant during the Grantees lifetime. The Grantee may not transfer those rights except by will or by the laws of descent and distribution or, with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Committee in its sole discretion, pursuant to a domestic relations order similar to a qualified domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended or the regulations thereunder). When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

         b. Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members, one or more trusts for the benefit of family members, or one or more partnerships of which family members are the only partners, or other persons or entities according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

9.       CHANGE OF CONTROL OF THE COMPANY.
         ---------------------------------

         As used herein, a "Change of Control" shall mean the occurrence of any of the following:

               i. Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40% or more of the voting power of the then outstanding securities of the Company;

               ii. During any period of two consecutive calendar years there is a change of 33 1/3% or more in the composition of the Board of the Company in office at the beginning of the period except for changes approved by at least one half of the Directors then in office who were Directors at the beginning of the period;

               iii. The shareholders of the Company approve an agreement providing for (A) the merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect Directors by a separate class vote) to which all shareholders of the corporation issuing cash or securities in the merger or consolidation would be entitled in the election of directors, or where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the Board of Directors of the corporation issuing cash or securities in the merger or consolidation, or (B) the sale or other disposition of all or substantially all the assets of the Company, or a liquidation, dissolution or statutory exchange of the Company; or

               iv. Any person has commenced, or announced an intention to commence, a tender offer or exchange offer for 40% or more of the voting power of the then-outstanding securities of the Company.

10.      CONSEQUENCES OF A CHANGE OF CONTROL.
         ------------------------------------

         a. Notice and Acceleration. Upon a Change of Control, unless the Committee determines otherwise, (i) the Company shall provide each Grantee with outstanding Grants written notice of such Change of Control, (ii) all outstanding Options shall automatically accelerate and become fully exercisable, and (iii) the restrictions and conditions on all outstanding Restricted Stock shall immediately lapse.

         b. Assumption of Grants. Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Options that are not exercised shall be assumed by, or replaced with comparable options by, the surviving corporation.

         c. Other Alternatives. Notwithstanding the foregoing, subject to subsection (d) below, in the event of a Change of Control, the Committee may take one or both of the following actions: the Committee may (i) require that Grantees surrender their outstanding Options in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee's unexercised Options exceeds the Exercise Price of the Options or (ii) after giving Grantees an opportunity to exercise their outstanding Options, terminate any or all unexercised Options at such time as the Committee deems appropriate. Such surrender or termination shall take place as of the date of the Change of Control or such other date as the Committee may specify.

         d. Limitations. Notwithstanding anything in the Plan to the contrary, in the event of a Change of Control, the Committee shall not have the right to take any actions described in the Plan (including without limitation actions described in Subsection (c) above) that would make the Change of Control ineligible for desired tax treatment if, in the absence of such right, the Change of Control would qualify for such treatment and the Company intends to use such treatment with respect to the Change of Control.

11.      REQUIREMENTS FOR ISSUANCE OR TRANSFER OF SHARES.
          ------------------------------------------------

         No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

12.      AMENDMENT AND TERMINATION OF THE PLAN.
         --------------------------------------

         a. Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Committee shall not amend the Plan without shareholder approval if such approval is required by Section 422 of the Code or
Section 162(m) of the Code.

         b. Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or unless extended by the Board with the approval of the shareholders.

         c. Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under section 19(b) hereof. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 19(b) hereof or may be amended by agreement of the Company and the Grantee consistent with the Plan.

         d. Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.


13.      FUNDING OF THE PLAN.
         --------------------

         This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

14.      RIGHTS OF PARTICIPANTS.
          -----------------------

         Nothing in this Plan shall entitle any Employee, Non-Employee Director or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

15.      NO FRACTIONAL SHARES.
         ---------------------

         No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

16.      HEADINGS.
         ---------

         Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

17.      EFFECTIVE DATE OF THE PLAN.
         ---------------------------

         Subject to the approval of the Company's shareholders, this Plan shall be effective on April 21, 2004.

18.      MISCELLANEOUS.
         --------------

         a. Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets Of any corporation, firm or association, including Grants to employees thereof who become Employees of the Company, or for other proper corporate purposes, or
(ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or restricted stock grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants.

         b. Compliance with Law. The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that the Plan and applicable grants under the Plan comply with the applicable provisions of Sections 162(m) and 422 of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or Sections 162(m) or 422 of the Code as set forth in the Plan ceases to be required under Section 16 of the Exchange Act or Sections 162(m) or 422 of the Code, that provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may, in its sole discretion, agree to limit its authority under this Section.

         c. No Shareholder Rights. Except as otherwise provided by the

Committee, a Grantee or Successor Grantee shall have no rights as a shareholder with respect to any shares of Company Stock covered by a Grant until the shares are issued or transferred to the Grantee or Successor Grantee on the stock transfer records of the Company.

         d. Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall exclusively be governed by and determined in accordance with the law of the Commonwealth of Pennsylvania.

PROXY                                                                     PROXY

                       INKINE PHARMACEUTICAL COMPANY, INC.
                  Annual Meeting of Shareholders, June 7, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Leonard S. Jacob, M.D., Ph. D. and Robert F. Apple, or either one of them acting singly, with full power of substitution, the proxy or proxies of the undersigned to attend the Annual Meeting of Shareholders of InKine Pharmaceutical Company, Inc. to be held on June 7, 2004, and any adjournments thereof, to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated below and on the reverse side, and on any other matters properly brought before the meeting or any adjournments thereof, all as set forth in the April 28, 2004 Proxy Statement.

           PLEASE MARK YOUR CHOICE LIKE THIS |X| IN BLUE OR BLACK INK
  THE BOARD  OF  DIRECTORS  RECOMMENDS  THAT  YOU  VOTE  FOR ALL  NOMINEES,  FOR
   AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION, FOR APPROVAL OF THE ADOPTION OF THE 2004 EQUITY COMPENSATION PLAN AND FOR RATIFICATION OF THE
                       SELECTION OF INDEPENDENT AUDITORS.

1. Election of the following nominees as directors: Leonard S. Jacob, M.D., Ph. D., Robert F. Apple, J. R. LeShufy, Steven B. Ratoff, Norman D. Schellenger and Thomas P. Stagnaro.

         |_|      For all nominees
         |_|      Withhold for all nominees
         Withhold for the following only: (Write the names of the nominee(s) in the space below)

         _________________________________________________________________

2. Approval of the amendment of the Company's Certificate of Incorporation to remove any and all shareholder preemptive rights.

         |_|      FOR
         |_|      AGAINST
         |_|      ABSTAIN

3. Approval of the adoption of the InKine Pharmaceutical Company, Inc. 2004 Equity Compensation Plan.

         |_|      FOR
         |_|      AGAINST
         |_|      ABSTAIN

4. Ratification of selection of KPMG LLP, as independent auditors for the year ending December 31, 2004.

         |_|      FOR
         |_|      AGAINST
         |_|      ABSTAIN


                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
                     PLEASE DATE, SIGN AND RETURN PROMPTLY.

5. In their discretion, the Proxies are and each Proxy is, authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof and matters incident to the conduct of the meeting.

          THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF
              ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT OF
                       INKINE PHARMACEUTICAL COMPANY, INC.

(Signature should be exactly as name or names on this proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.)

Date_________________, 2004


___________________________
          Signature

___________________________
 Signature if held jointly

I plan to attend the meeting:  Yes  |_|     No  |_|

This Proxy will be voted FOR all nominees and FOR the above matters unless otherwise indicated, and in the discretion of the proxies on all matters properly brought before the meeting.